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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6409

Strong Short-Term Municipal Bond Fund, Inc., on behalf of the Strong Short-Term Municipal Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Municipal Income

Funds

Strong Intermediate Municipal Bond Fund

Strong Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

Strong Minnesota Tax-Free Fund

Strong Short-Term Municipal Bond Fund

Strong Wisconsin Tax-Free Fund

SEMIANNUAL REPORT    |    April 30, 2004

Strong

Municipal Income

Funds

Market Update from Jay N. Mueller November 1, 2003 to April 30, 2004

On the Road to Normalization

Inflation, disinflation, or deflation?

It was about a year ago that interest rates in the United States fell to a generational low. Ten-year Treasury bonds offered yields of less than 3.5%. Thirty-year, fixed-rate mortgages could be obtained in the neighborhood of 5.5%. Short-term rates hovered around 1%.

From a sufficient perspective in the future, the summer of 2003 will likely be viewed as the culmination of the tremendous bull market for bonds that began in the early ’80s. For bond investors, the story of the last two decades has been disinflation — a persistent downward creep in the rate of price inflation. In 1980, inflation crested at nearly 15%. It bottomed last year at about 1% on a core basis (Consumer Price Index (CPI) excluding food and energy).

But it was more than disinflation that drove yields down to levels last seen at the roll out of the Ford Edsel. Prompted by the musings of various monetary officials and private sector analysts, investors were assessing the possibility of outright deflation — a sustained fall in the general price level. Just as inflation makes bonds less valuable because the purchasing power of a fixed-rate interest payment declines, deflation tends to make bonds more valuable, as each nominal dollar of interest received can buy more goods and services. If the disinflation of the ’80s and ’90s had turned into the deflation of the new century, the bond market rally might have run a bit further.

What’s good for bond prices, however, is not necessarily good for the economy as a whole. And while modest, gradual deflation driven by rising productivity might be tolerable, severe deflation would probably be catastrophic. For exactly the same reason that deflation helps bondholders, it hurts borrowers: the real cost of servicing debt goes up and up Eventually the burden becomes unsustainable, and massive bankruptcies can result. This was the dynamic that made the Great Depression of the ’30s so severe.

In the last six months, the risk of deflation has abated significantly. As of April, core CPI inflation had risen to 1.8% on a year over year basis. Another price measure, the Personal Consumption Expenditure Deflator, ticked steadily higher in the first four months of 2004. Raw commodity prices pushed sharply higher, most visibly in the energy sector. Consequently, deflation worries have largely disappeared from the comments of Alan Greenspan and his fellow Federal Reserve Board members.

With deflation off the table, both the bond market and the monetary authorities have shifted their focus to the “normalization” of short-term interest rates. A 1% overnight lending rate is hardly compatible with robust real growth. In the second half of 2003, strong Growth Domestic Product (GDP) numbers were offset by soft employment conditions. And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions. Indeed, in the four quarters ended March 31, 2004, the U.S. economy grew at 5% in real terms — faster than in any one-year period since 1984. Still, the Fed was able to justify remaining “on hold” because labor market conditions were judged to be tepid.

Jobs bounce back

Historically, employment has lagged behind most economic indicators throughout the business cycle. Job creation is generally the last thing to deteriorate after a cyclical peak — and the last thing to improve in a recovery. The present cycle has conformed to that pattern. Though the recovery began at the end of 2001, labor market conditions were still worsening as recently as a year ago. It has only been in the past few months that payroll gains have shown the sort of acceleration that signals a self-sustaining expansion.

Indeed, while the Labor Department’s non-farm payroll survey began to show net job creation in September of 2003, the first big jump in hiring was reported in January of this year with the announcement of 159,000 new jobs. The pace of job creation accelerated to 337,000 in the month of March — the best showing in 4 years. Strength in hiring was accompanied by a drop in the unemployment rate to 5.6%.

The impressive March employment data caused a significant shift in capital market expectations. Investors quickly concluded that the Fed had run out of reasons to delay the inevitable: a tightening cycle that would take short-term rates to something approaching “normal”. Bond prices fell across the board with short- to intermediate-term debt taking the brunt of the damage. Of course, there’s no way to know in advance how high “normal” will be, nor how quickly the Fed will get there. By the end of April, the bond market had “priced in” the likelihood of a cumulative 0.75% jump in target overnight rates by the end of 2004. Such a move is well within the experience of prior tightening cycles.

And there was no doubting the strength of the economy. Retail sales, industrial production, and supply management data all suggested boom-like conditions.

Strong growth: corporates outperform Treasuries

The relative slack in the labor market has been accompanied by spectacular gains in labor productivity. Businesses have hired at a slower pace in this cycle in part because efficiency improvements have allowed them to meet rising demand without a commensurate increase in headcount. Consequently, unit labor costs have remained basically flat while revenues have risen. The resulting expansion of profit margins has driven corporate earnings up about 37% over the last twelve months, strengthening the ability of corporate borrowers to service their debt.

In part because of the improvement in profitability, the yield spread that corporate bonds paid over comparable maturity Treasury debt narrowed over the last six months. The average spread for high-grade borrowers shrank by about 0.1%. Among high-yield issuers, spreads narrowed by about 0.8% on average.

Even in a rising rate environment, bonds can play an important role in a well-diversified portfolio.

Looking ahead

If, as we expect, the U.S. economy continues to roll forward at a solid pace, interest rates may have some more “normalization” to do. But even in a rising rate environment, bonds can play an important role in a well-diversified portfolio. Bonds — particularly short to intermediate term–tend to be less volatile than stocks. Bonds and stocks are often negatively correlated, which is to say that bonds frequently rally when stocks are selling off, and vice-versa. High-quality bonds can provide a comparatively safe refuge from geopolitical risk and other external shocks. And bonds provide fairly predictable income, which generally becomes increasingly important as investors move toward retirement age.

Thank you for investing with Strong. We look forward to serving your needs in the days and months ahead.

Director of Fixed Income,

Portfolio Manager, and Economist

Strong Intermediate Municipal Bond Fund

The Fund performed well relative to its benchmark index over the six months ended April 30, 2004. The Fund produced a return of 1.96%, strongly outpacing the 0.36% return of its benchmark, the Lehman Brothers Municipal 7-Year Bond Index.

Many factors drove municipal markets

Similar to what we wrote about in our last report, interest rates remained quite volatile during the prior 6-month period. With short-term rates significantly lower than long-term rates, the prospect of additional income is very attractive to leveraged investors who borrow at the lower short-term rate and invest at higher longer-term rates.

While this strategy can produce great returns in a stable or declining interest rate environment, these investors can experience large losses if rates increase or if the yield curve flattens. This leverage creates more volatility than most fixed income investors would like to see. However, it does provide opportunities to an investor like the Fund, which has a longer-term investment horizon.

Another major trend during the period was the continued good performance of lower-quality bonds. The robust economic environment, combined with historically low interest rates, has allowed corporations and municipalities to improve their balance sheets. Within the municipal marketplace, revenue backed bonds did very well relative to general obligation bonds.

Preparing for changing rates

Early in the period, we increased the Fund’s sensitivity to rising interest rates to be slightly more than the benchmark. Our view on the market was essentially neutral, but from a short-term tactical standpoint we felt the market was oversold and could produce a near-term rally. We were ultimately correct in this thinking.

With this as a backdrop and the Fed telling everyone they would not raise rates “for a considerable period of time,” changing to “being patient,” rates moved lower for most of the period. This all changed after the 308,000 increase in payrolls for the month of March was reported. The 10-year Treasury note yields moved higher throughout the month of April.

As rates moved lower, and with most economic data pointing to a fairly strong economy, we felt it would only be a matter of time before the Fed started to raise rates. Thus, our strategy was to gradually reduce the interest rate exposure (duration) of the Fund. We accomplished this by selling some longer-term bonds out of the Fund’s portfolio and by selling Treasury note futures. This strategy originally worked against us as rates continued to move lower and Treasury rates moved lower more quickly than municipal rates. However, when rates moved higher in April, our strategy for the Fund paid off.

Improve credit quality

The other strategy we discussed coming into the period was to improve the credit quality of the Fund’s portfolio. Lower quality municipal bonds performed very well during the period. The combination of limited new municipal issue supply and large demand from high-yield funds and retail investors caused yield spreads on lower-quality bonds to decline.

Corporate-backed municipal bonds did especially well, and we cut the Fund’s exposure to this sector in half within the portfolio as spreads tightened. We also decreased the Fund’s exposure within the utility, healthcare, tobacco, and Indian gaming sectors. While we continue to have a near-term positive outlook within the healthcare sector, we remain negative from a longer-term perspective. The tobacco sector performed very well in the second half of 2003, and we reduced the Fund’s position to look more like our benchmark. Indian gaming is another sector that did very well as more investors have become comfortable with the inherent credit risks. Again, as these bonds did better, we reduced the Fund’s exposure.

The proceeds from these sales were generally reinvested into the education, general obligation, and housing sectors. The general obligation sector should benefit as municipal tax receipts increase with increased economic activity. The housing sector is a defensive sector that generally does well in a rising rate environment. Finally, the bonds we added within the education sector were AA- & AAA-rated university system bonds. In the end, the average credit quality of the Fund increased slightly.

The outlook ahead

Looking forward, we believe bond market volatility will remain fairly high. We expect to continue to take a defensive position toward rising rates. We also intend to maintain the Fund’s average credit exposure, while incorporating some bonds that offer the potential for attractive incremental yield. If interest rates make another quick move higher, we are likely to adopt a more neutral duration for the Fund and increase the Fund’s overall credit quality.

Thank you for your investment in the Strong Intermediate Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class[1]	3.42%
Average effective maturity[2]	5.3 years
Average quality rating[3]	AA

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	5.01%
Since Fund Inception (7-31-01)	7.14%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 7-31-01 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7-Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 2.80%. As of 4-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[3]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal 7-Year Bond Index is the 7-year component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Lipper Intermediate Municipal Debt Funds Index is the average of the 30 largest funds in this Lipper category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Strong Municipal Bond Fund

The Fund performed well relative to its benchmark index over the six months ended April 30, 2004. The Fund produced a return of 2.25%, strongly outpacing the 1.19% return of its benchmark, the Lehman Brothers Municipal Bond Index.

Many factors drove municipal markets

During the prior 6-month period, interest rates remained quite volatile. With short-term rates significantly lower than long-term rates, the prospect of additional income is very attractive to leveraged investors who borrow at the lower short-term rate and invest at higher longer-term rates.

While this strategy can produce great returns in a stable or declining interest rate environment, these investors can experience large losses if rates increase or if the yield curve flattens. This leveraging creates more volatility than most fixed income investors would like to see. However, it does provide opportunities to an investor like the Fund, which has a longer-term investment horizon.

Another major trend during the period was the continued good performance of lower-quality bonds. The robust economic environment, combined with historically low interest rates, has allowed corporations and municipalities to improve their balance sheets. For example, within the municipal marketplace, revenue-backed bonds did very well relative to general obligation bonds.

Adjusting our interest rate strategy

The Fund entered the period with our interest rate exposure being almost neutral relative to our benchmark. As the period went on, we saw many signs that the recent economic growth was sustainable.

With this as a backdrop and the Fed telling everyone they would not raise rates “for a considerable period of time,” changing to “being patient,” rates moved lower for most of the period. This all changed after the 308,000 increase in payrolls for the month of March was reported. The 10-year Treasury note yields moved higher throughout the month of April.

As interest rates moved lower, and with most economic data pointing to a fairly strong economy, we felt it would only be a matter of time before the Fed started to raise rates. Thus, our strategy was to gradually reduce the interest rate exposure of the Fund. We accomplished this by selling some longer-term bonds out of the Fund’s portfolio and by selling Treasury note futures. This strategy originally worked against us as rates continued to move lower and Treasury rates moved lower more quickly than municipal rates. However, when rates moved higher in April, our strategy for the Fund paid off.

Improve credit quality

The other strategy we discussed coming into the period was to improve the credit quality of the Fund’s portfolio. Lower quality bonds performed very well during the period. The combination of limited new issue supply and large demand from high-yield funds and retail investors caused yield spreads on lower-quality municipal bonds to decline. IDR/PCR (corporate-backed) bonds did especially well, and we cut the Fund’s exposure to this sector by approximately 5 percentage points as spreads tightened.

We also decreased the Fund’s exposure within the housing sector. While this sector is a defensive one that generally does well in a rising rate environment, we have had an unfavorable opinion of the multifamily portion of this sector for a long period of time. With the great demand for lower-quality bonds, we were finally able to sell some of the Fund’s holdings. With mortgage rates being so low, many people who would normally rent an apartment have been able to afford to by a home (which creates pressure on multifamily occupancy and rental rates), and we believe it will take time for this condition to turn around.

The proceeds from the sales mentioned above were generally redeployed into the education, general obligation, and escrowed-to-maturity (ETM) sectors. The general obligation sector should benefit as municipal tax receipts increase with increased economic activity. The bonds we added within the education sector were A- and AAA-rated school district bonds. ETM bonds are bonds that have been refunded and collateralized with U.S. Treasury securities. In the end, the overall credit quality of the fund increased slightly.

The outlook ahead

Looking forward, we believe bond market volatility will remain fairly high. We expect to continue to take a defensive position toward rising rates. We also intend to maintain the Fund’s average credit ratings, while incorporating some bonds that offer the potential for attractive incremental yield. If interest rates make another quick move higher, we are likely to adopt a more neutral duration for the Fund and increase the Fund’s average credit quality.

Thank you for your investment in the Strong Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class[1]	4.41%
Average effective maturity[2]	7.4 years
Average quality rating[3]	A

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	5.37%
5-year	2.61%
10-year	4.68%
Since Fund Inception (10-23-86)	5.52%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 10-23-86 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of October 1986.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[3]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings.

Strong Short-Term High Yield Municipal Fund

The Fund returned 1.65% for the six-month period ended April 30, 2004. It underperformed its broad-based benchmark, the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index, which returned 3.87% for the same period. Part of the Fund’s underperformance is due to the fact that the broad-based benchmark more closely correlates with returns for longer-term, high-yield municipal bond funds.

Over the past several years, we have worked to move the Fund holdings into higher-quality credit holdings as evidenced by the continued reduction in the number of non-rated holdings, and the gradual climb in average credit quality to BBB. The overall repositioning of this portfolio reflected an effort to improve the Fund’s liquidity and reduce volatility.

The market anticipated higher rates

Over the past six months, the Fund’s net asset value traded in a 12-cent range. The share price declined primarily in March and April as the economic recovery began to take hold. Although rate increases from the Federal Reserve are not expected until later this year, market participants are already factoring such interest rate hikes into bond prices.

The Fund’s areas of emphasis offered some protection in a rising interest-rate environment as economic growth typically helps bolster lower-quality, high-yield credits. In addition, continued economic improvement could help to bolster lower-rated general obligation bonds (such as those from the State of California) and corporate-backed municipals, both of which were in the portfolio.

Individual bonds drive performance

We tend to be very “hands on” with respect to research, as individual bond selection plays a driving role in the Fund’s performance. We tend to seek out quantifiable opportunities for incremental yield for shareholders. Corporate-backed municipals and health care bonds remained among the areas we have favored.

One example from the latter sector is Mount Sinai Hospital in Miami Beach. The merger of two competing hospitals did not initially deliver on anticipated savings. While operating losses were large, the security features on the bonds were better than average. We were able to purchase these bonds at distressed levels, anticipating a recovery in operations. That improvement occurred, and our bonds were slated to be redeemed with the proceeds of a new bond transaction that was completed. We purchased bonds in the new transaction as well, since we were pleased with the hospital’s financial turnaround.

We did sell out of some corporate-backed municipals that had experienced spread tightening, including issues from Ford and Federal Express. New additions to the portfolio included bonds from Wyeth, Phelps Dodge, and Stone Container. We were able to buy these credits at very attractive levels compared with their taxable counterparts.

The Fund’s duration, or interest-rate sensitivity, drifted up slightly over the past six months. We had anticipated keeping the duration relatively unchanged, but some purchase opportunities we identified in the secondary market caused the Fund’s duration to move up slightly.

The Fund had several credits in default or in forbearance. Although we have a plan in place to deal with each of these credits, these plans take time to carry out.

Our outlook for coming months

In a rising interest-rate environment, bond investors may expect returns to be tepid. This Fund’s short duration, however, should help to insulate it from the impact of rising rates. The additional yield derived from the Fund’s holdings in lower-quality bonds should also help to cushion the effects of a rising rate environment. Solid job gains and robust economic growth are likely to lead the Federal Reserve to act sooner rather than later.

There are multiple positive factors for municipals likely to arise in coming months. Reinvestment demand for municipals may be high in the next quarter, as mutual fund reinvestment in municipals is typically strong in the summer. Additionally, economic improvement should start to benefit state and local governments that issue municipal debt, which may show through in spread tightening for new high-yield municipal issues. We don’t foresee any changes in our average credit quality (BBB), and we hope to continue reducing lower-quality, non-rated holdings in the portfolio as individual securities mature.

Thank you for your investment in the Strong Short-Term High Yield Municipal Fund.

Mary-Kay H. Bourbulas

Portfolio Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class[1]	3.83%
Average effective maturity[2]	2.8 years
Average quality rating[3]	BBB

Average Annual Total Returns

As of 4-30-04

Investor Class[1]
1-year	4.17%
3-year	3.73%
5-year	3.27%
Since Fund Inception (11-30-97)	3.88%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 11-30-97 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[2]	The Fund’s average effective maturity includes the effect of futures.
[3]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is the 1-5 year component of the Non-Investment Grade Municipal Bond Index. The Non-Investment Grade Municipal Bond Index consists of bonds that must be non-rated or be rated Ba1 or below. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower-rated municipal debt issues.

Strong Minnesota Tax-free Fund

The Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, over the six months ended April 30, 2004. The Fund posted a total return of 1.88%, while the index’s return was 1.19%.

For the first five months of the period, the general trend for interest rates was lower, and the Fund’s performance generally tracked that of the benchmark. In April, market rates rose meaningfully, and the Fund posted strong outperformance against its benchmark.

Factors affecting the Fund

A factor in the Fund’s performance was our emphasis on higher-quality bonds, which generally underperformed lower-quality issues. This is typical of a trend seen in past recoveries. As economic conditions improve, investor sentiment toward lower-quality credits also brightens. Further, with market interest rates declining over much of the six months, investors were more willing to stretch for the alluring yields offered by lower-rated bonds.

The fiscal condition of many Minnesota credits improved significantly during the period. The State and many local municipalities made very difficult decisions to cut spending and raise fees/taxes where necessary to balance their budgets. The improving economic conditions on a national level were also reflected on the local level so that tax revenues appear to have turned the corner and are on a solid road to recovery. Because of the relatively thin supply of Minnesota tax-exempt bonds, the weak credit conditions never significantly impacted trading spreads.

Our multi-faceted approach

Our investment process seeks to capitalize on four levels of market inefficiencies: the volatility of interest rates, the slope of the yield curve (showing the difference between short- and long-term rates), sector and credit weightings, and finally, individual security selection. We seek to achieve equivalent amounts of excess performance from each of these areas over a market cycle by making modest portfolio adjustments relative to the Fund’s benchmark. Although the Fund is still relatively new, in the last 12 months its performance places it near the top 10% of its Lipper Minnesota Municipal Funds peer group, reflecting the benefit of our management style.

To capture the market inefficiencies, we reposition the portfolio in a number of ways. We may make cash sales or purchases, but we also can use the futures market. Futures contracts are highly liquid and can allow us the opportunity to quickly modify the Fund’s duration, or interest rate sensitivity. Typically, we kept the Fund’s interest-rate posture within a 10% range of its benchmark duration, avoiding wider bets on interest rate direction. We based our decision on whether to make changes via the cash or futures markets based upon market conditions and valuations at the time of the shift.

For example, in January when there is little new supply and strong demand for municipal issues, selling individual bonds in the cash market was the best choice for modifying the Fund’s duration. However, by March when municipal bonds were plentiful and demand was waning, selling Treasury futures to reduce the Fund’s duration was the more efficient and effective means for portfolio adjustment.

Looking forward

We remain cautious on the direction of interest rates in the coming months. A modest amount of rate increase from the Federal Reserve has already been priced in to the bond market. But given the perceived strength of the economy and the potential for an uptick in inflation (and, more important, the market’s possible reaction to both), we intend to avoid lower-rated bonds and to keep the Fund’s interest-rate sensitivity (duration) below its benchmark level.

An important note, however, is that yields on municipal bonds typically rise less than taxable yields in a bearish environment for bonds. With municipal yields already very close to Treasury yields, we believe municipal investments are positioned to hold their value relatively well versus taxable alternatives.

We appreciate your investment in the Strong Minnesota Tax-Free Fund.

Duane A. McAllister

Portfolio Co-Manager

Chad M. Rach

Portfolio Co-Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	4.09%
Class C2	4.09%
Average effective maturity [3]	6.5 years
Average quality rating[4]	AA

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	3.54%
Since Fund Inception (12-26-02)	5.45%

Class C2
1-year	2.56%
Since Fund Inception (12-26-02)	5.46%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

To the extent that the Fund holds taxable securities or securities subject to the Alternative Minimum Tax, some income distributions the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

The Fund invests primarily in municipal obligations whose interest is exempt from Minnesota and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund’s share price and performance may be more volatile than a fund that has a larger selection of issuers.

Growth of an Assumed $10,000 Investment†

From 12-26-02 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 1.86% for Investor Class shares and 1.13% for Class C shares. As of 4-30-04, there are waivers and/or absorptions in effect.

Performance:

[2]	Total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months. Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[3]	The Fund’s average effective maturity includes the effect of futures.
[4]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market.

Strong Short-term Municipal Bond Fund

The Fund performed very well relative to its benchmark for the six-month period ended April 30, 2004. The Fund posted a return of 1.02%, while the Lehman Brothers Municipal 3-Year Bond Index returned 0.21%.

Many factors drove municipal markets

During the six-month period, interest rates remained quite volatile. With short-term rates significantly lower than long-term rates, the prospect of additional income is very attractive to leveraged investors who borrow at the lower short-term rate and invest at higher longer-term rates.

While this strategy can produce great returns in a stable or declining interest rate environment, these investors can experience large losses if rates increase or if the yield curve flattens. While this leverage creates more volatility than most fixed-income investors would like to see, it does provide opportunities to an investor like the Fund, which has an investment horizon of two years or more.

Another major trend during the period was the continued good performance of lower-quality bonds. The robust economic environment combined with historically low interest rates has allowed corporations and municipalities to improve their balance sheets. Within the municipal marketplace, revenue backed bonds did very well relative to general obligation bonds.

Positioning the Fund for rising rates

The Fund entered the period with our interest rate exposure being very similar to that of its benchmark. As the period went on, we saw many signs that the recent economic growth was sustainable.

With this as a backdrop and the Fed telling everyone they would not raise rates “for a considerable period of time,” changing to “being patient,” rates moved lower for most of the period. This all changed after the 308,000 increase in payrolls for the month of March was reported. The 10-year Treasury note yields moved higher throughout the month of April.

As rates moved lower and, with most economic data pointing to a fairly strong economy, we felt it would only be a matter of time before the Fed started to raise rates. Thus, the Fund’s strategy was to gradually reduce the interest rate exposure (duration) of the Fund. We accomplished this by selling some longer-term bonds out of the Fund’s portfolio and by selling Treasury note futures. This strategy originally worked against us as rates continued to move lower and Treasury rates moved lower more quickly than municipal rates. However, when rates moved higher in April, our strategy for the Fund paid off.

Improve credit quality

The other strategy we discussed coming into the period was to improve the credit quality of the Fund’s portfolio. Lower-quality municipal bonds performed very well during the period. The combination of limited new issue supply and large demand from high-yield funds and retail investors caused yield spreads on lower-quality bonds to decline. Corporate-backed municipal bonds did especially well, and we cut the Fund’s exposure to this sector by 7 percentage points as spreads tightened.

The proceeds from these sales were generally reinvested into the healthcare and general obligation sectors. While we continue to have a near-term positive outlook within the healthcare sector, we remain negative from a longer-term perspective. Many facilities are going to require a tremendous amount of capital improvements going forward and this, combined with pressure by insurers to reduce costs, will put a strain on their balance sheets. Accordingly, we focused on higher-quality names such as Kaiser Permanente, insured bonds of Hospital Sister Services, Porter Hills, and New York City Health Facilities. We also believe the general obligation sector will benefit as municipal tax receipts increase with increased economic activity.

While many things went right for the Fund’s portfolio during the period, the Fund was negatively impacted by declining fundamentals in some of its holdings in the multi-family housing sector. This is an area of the market that we continue to view unfavorably, and we continued to try to reduce the Fund’s exposure to lower quality credits within this sector. On a positive note, we did reach an agreement to sell two of the Fund’s larger multi-family housing positions and hope to close on the sale within the next few months.

The outlook ahead

Looking forward, we believe bond market volatility will remain fairly high. We expect to continue to take a defensive position toward rising rates. We also intend to maintain the existing average credit exposure, while incorporating some bonds that offer the potential for attractive incremental yield. If interest rates make another quick move higher, we are likely to adopt a more neutral duration for the Fund and to increase the Fund’s overall credit quality.

Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	2.70%
Class C2	1.57%
Average effective maturity[3]	2.3 years
Average quality rating[4]	A

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	3.06%
5-year	3.82%
10-year	4.34%
Since Fund Inception (12-31-91)	4.51%

Class C2
1-year	0.82%
5-year	2.55%
10-year	3.09%
Since Fund Inception (12-31-91)	3.26%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Growth of an Assumed $10,000 Investment†

From 12-31-91 to 4-30-04

`

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3-Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 4-30-04, there are no waivers or absorptions in effect.

Performance:

[2]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 1-31-03, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[3]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[4]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal 3-Year Bond Index is the 3-year (2-4) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is the average of all funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years.

Strong Wisconsin Tax-free Fund

Over the six months ended April 30, 2004, the Fund essentially kept pace with its broad-based benchmark, the Lehman Brothers Municipal Bond Index. The Fund posted a 1.16% total return, while the benchmark returned 1.19%.

Factors driving the market

The Federal Reserve left its short-term interest rates unchanged during the six months. Nonetheless, the Fed’s statements helped fortify a belief that the steep slope of the yield curve (i.e., a large difference between short-and long-term rates) would persist. This encouraged investors to aggressively purchase longer-maturity debt and, consequently, bond yields fell for most of the period.

The Fund was generally positioned to take advantage of rising interest rates throughout the six months, but as a result, the Fund underperformed meaningfully as interest rates plunged for most of the period. Fortunately, the Fund was well positioned to outperform significantly during April as rates rose, offsetting weaker results earlier in the period.

Positioning for a changing market

We entered the period increasingly uncomfortable with the persistent low level of interest rates. We acted on this viewpoint by taking steps to reduce the Fund’s duration (or sensitivity to rising interest rates). This strategy simply meant that the Fund was positioned to limit possible share-price erosion in the event that the higher interest rates we expected came to fruition. It also meant, however, that the Fund might underperform its benchmark if bonds were to rally.

Our strategic posture regarding interest rates was ill-timed for most of the six months, but our belief of rising rates remained strong based on our macroeconomic outlook and perspective on bond-market volatility and psychology. We, therefore, maintained this positioning for nearly the entire period — and were rewarded in April. That proved to be a very gratifying month for the Fund’s investors as our defensive posture protected the Fund’s value as bond values plummeted.

Perhaps just as important as our general interest rate strategy was how we chose to implement this view in managing the Fund’s holdings. Although we did sell certain municipal bond positions throughout the period in order to reduce duration, we also reduced interest-rate sensitivity by shorting U.S. Treasury note futures. In the process known as “shorting,” the Fund enters into a standard contract to sell a Treasury security in the future at a negotiated price (hoping to take advantage of higher rates, and lower bonds prices, prior to the contract expiration date). This is one of many strategies we employ occasionally to efficiently reduce interest rate sensitivity in the Fund instead of actually selling current municipal bond holdings (which may not be advantageous from time to time). This strategy reflected our belief that once interest rates did begin to rise, municipal bond rates were likely to rise less than those on comparable Treasuries. This approach was quite successful in April, when rates on 10-year municipals rose by approximately 53 basis points, 14 basis points less than similar-maturity Treasuries.

Continued focus on higher-quality bonds

The Fund made very few changes in overall credit quality during the period, essentially sticking with a higher-quality mix of bonds after selling several lower-quality positions that performed well for the Fund during 2002 and early 2003.

We’re comfortable keeping positions in lower-quality securities in the Fund to enhance the Fund’s yield and also to position it for price appreciation opportunities. At the same time, we are also content to keep the Fund anchored in higher-quality bonds when our research efforts did not uncover municipal securities that offered superior risk-adjusted return potential. To borrow a term from the Fed, we are likely to remain “patient” until better prospects emerge — as we believe they generally do for investors with a longer-term perspective.

Looking ahead

Although market interest rates rose significantly during April, we would not be surprised if they moved still higher in coming months. The bond markets are increasingly susceptible to excessive volatility, with even modest hints of inflation occasionally causing the markets to overshoot more rational movements in interest rates. In the short term, this has the potential to reduce the value of fixed-income securities.

Although rates may not rise as we anticipate, we expect to be comfortable continuing to hold our short, defensive positioning with respect to interest rates as we enter the current period. Of course, an excessive rise in rates generally results in value opportunities for patient, fixed-income investors. Consequently, the Fund is well positioned to take advantage of higher yields (and potentially increase its sensitivity to interest rates) as opportunities arise.

Thank you for your investment in the Strong Wisconsin Tax-Free Fund.

Lyle J. Fitterer

Portfolio Co-Manager

Chad M. Rach

Portfolio Co-Manager

Fund Highlights

Portfolio Statistics

30-day annualized yield
Investor Class	4.02%
Class C2	2.93%
Average effective maturity[3]	5.7 years
Average quality rating[4]	A

Average Annual Total Returns1

As of 4-30-04

Investor Class
1-year	2.49%
Since Fund Inception (4-6-01)	6.47%

Class C2
1-year	0.34%
Since Fund Inception (4-6-01)	5.04%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks:

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

The Fund’s use of derivatives subjects it to correlation, margin, cover, liquidity, and premium risks; and the market for derivatives is largely unregulated. This may not always be a successful strategy, and using derivatives could negatively impact the Fund’s return.

To the extent that the Fund holds taxable securities or securities subject to the Alternative Minimum Tax, some income distributions the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

The Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund’s share price and performance may be more volatile than a fund that has a larger selection of issuers.

Growth of an Assumed $10,000 Investment†

From 4-6-01 to 4-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the index’s performance was prorated for the month of April 2001. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s current yield would have been 3.23% for Investor Class shares and 2.29% for Class C shares. As of 4-30-04, there are waivers and/or absorptions in effect.

Performance:

[2]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

Percentage Restrictions:

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”).Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General:

[3]	The Fund’s average effective maturity includes the effect of futures.
[4]	For the purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES	April 30, 2004 (Unaudited)

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 77.8%
Alabama 1.2%
Huntsville, Alabama Capital Improvement GO, 4.75%, Due 11/01/24 (e)	$500,000	$494,375
Arizona 0.9%
Maricopa County, Arizona IDA Hospital Facility Revenue Refunding - Samaritan Health Services Project, 7.15%, Due 12/01/05 (e) (i)	10,000	10,550
Verrado, Arizona Community Facilities District Number 1 GO, 6.00%, Due 7/15/13	375,000	372,188

		382,738
California 8.9%
Agua Caliente Band of Cahuilla Indians Revenue, 4.60%, Due 7/01/08	800,000	804,000
California GO:
5.00%, Due 2/01/08	1,100,000	1,174,250
5.00%, Due 3/01/11	125,000	132,344
5.50%, Due 4/01/11	125,000	136,562
5.50%, Due 3/01/12 (e)	500,000	548,750
Fullerton, California School District GO, Zero %, Due 8/01/21 (e)	835,000	339,219
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	350,000	355,250
Southern California Public Power Authority Power Project Revenue, 6.75%, Due 7/01/13	100,000	119,125

		3,609,500
Florida 8.1%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	500,000	517,500
Capital Projects Finance Authority Student Housing Revenue (e):
4.10%, Due 10/01/09 (c)	450,000	470,813
5.50%, Due 10/01/14	500,000	541,875
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	600,000	730,500
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	1,000,000	1,037,500

		3,298,188
Illinois 7.5%
Chicago, Illinois Board of Education School Reform GO, 6.25%, Due 12/01/11 (e)	300,000	351,375
Chicago, Illinois Housing Authority Capital Revenue, 5.375%, Due 7/01/13	550,000	594,000
Cook County, Illinois Cicero School District Number 99 GO, 9.00%, Due 12/01/12 (e)	1,000,000	1,355,000
Illinois DFA Revenue:
Chicago Charter School Foundation Project, 5.25%, Due 12/01/12	390,000	396,338
Community Rehabilitation Providers Facilities Project, 5.70%, Due 7/01/12	330,000	332,887

		3,029,600
Kansas 6.3%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	160,000	176,200
Lenexa, Kansas Industrial Revenue - W.W. Grainger, Inc. Project, 4.00%, Due 12/15/08	$500,000	$508,750
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	750,000	758,437
Olathe, Kansas Health Facilities Revenue - Evangelical Lutheran Good Samaritan Project, 6.00%, Due 5/01/19 (e)	250,000	255,938
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14	750,000	841,875

		2,541,200
Massachusetts 1.8%
Massachusetts Health and EFA Revenue:
Caritas Christi Project, 5.875%, Due 7/01/08	400,000	434,000
Southcoast Health System Project, 4.625%, Due 7/01/11 (e)	300,000	314,250

		748,250
Minnesota 1.1%
Minneapolis, Minnesota Hospital Revenue - St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13 (i)	290,000	380,987
Roseville, Minnesota Independent School District Number 623 - School District Enhancement Project, 5.00%, Due 2/01/17 (e)	75,000	78,938

		459,925
Missouri 2.3%
Boone County, Missouri Hospital Revenue Refunding, 5.00%, Due 8/01/09	400,000	419,000
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	500,000	508,125

		927,125
Montana 0.9%
Billings, Montana Tax Incremental Urban Renewal Refunding, 3.80%, Due 3/01/08	350,000	348,687
New Jersey 0.6%
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	250,000	255,633
New Mexico 2.1%
Chaves County, New Mexico Gross Receipts Tax Revenue, 5.00%, Due 7/01/21 (e)	475,000	483,906
San Juan County, New Mexico Gross Receipts Tax Revenue, 4.00%, Due 1/01/17 (e)	400,000	379,500

		863,406
New York 11.3%
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	100,000	102,250
New York Counties Tobacco Trust II Tobacco Settlement Pass-Thru Bonds, 5.75%, Due 6/01/13	650,000	661,375
New York, New York GO:
5.25%, Due 8/01/09, Series A	550,000	595,375
5.25%, Due 8/01/09, Series C	500,000	541,250
5.25%, Due 8/01/14, Series G (e)	500,000	539,375

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	$1,000,000	$1,072,500
Tobacco Settlement Financing Corporation Revenue, 5.25%, Due 6/01/13 (e)	1,000,000	1,077,500

		4,589,625
North Carolina 0.3%
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07	95,000	105,450
North Dakota 1.0%
Mercer County, North Dakota PCR - Antelope Valley Station Project, 7.20%, Due 6/30/13 (e)	350,000	425,250
Ohio 2.8%
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/12	510,000	546,337
Ohio Refunding and Improvement GO, 6.00%, Due 8/01/10	500,000	575,000

		1,121,337
Oklahoma 0.2%
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	60,000	62,250
Pennsylvania 1.3%
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project, 5.60%, Due 1/01/10	350,000	370,563
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue - Moses Taylor Hospital Project, 5.75%, Due 7/01/06	190,000	138,700

		509,263
Puerto Rico 1.4%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	250,000	256,562
5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	290,000	317,550

		574,112
South Carolina 0.5%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project, Zero %, Due 1/01/32	250,000	19,375
Connector 2000 Association, Inc. Senior Current Interest Toll Road Revenue - Greenville, South Carolina Southern Connector Project, 5.375%, Due 1/01/38	300,000	194,625

		214,000
South Dakota 1.7%
Heartland Consumers Power District Electric Revenue, 6.00%, Due 1/01/12 (e)	600,000	684,000
Texas 5.3%
Capital Area HFC Revenue, Zero %, Due 1/01/16 (e) (i)	1,000,000	571,250
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (i)	750,000	439,688
Midtown Redevelopment Authority Tax Incremental Contract Revenue, 5.00%, Due 1/01/09 (e)	$250,000	$267,187
Sam Rayburn, Texas Municipal Power Agency Power Supply System Revenue Refunding, 5.00%, Due 10/01/09 (e)	195,000	209,381
Texoma Area Solid Waste Authority Regional Solid Waste Disposal Revenue - Initial Facility Project, 5.25%, Due 2/15/12 (b)	570,000	583,538
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	80,000	82,300

		2,153,344
Virginia 2.2%
Capital Region Airport Commission Revenue Refunding, 5.00%, Due 7/01/11 (e)	500,000	540,000
Prince William County, Virginia GO, 5.25%, Due 8/01/15	335,000	359,287

		899,287
Washington 4.1%
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	400,000	424,000
Spokane, Washington GO, 5.40%, Due 1/01/10	300,000	324,000
Vancouver, Washington Water and Sewer Revenue, 4.90%, Due 6/01/10 (e)	100,000	105,000
Washington GO, 6.40%, Due 6/01/17	610,000	722,850
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (e)	75,000	76,875

		1,652,725
Wisconsin 4.0%
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.95%, Due 12/01/08	70,000	71,925
4.20%, Due 12/01/09	70,000	72,362
4.40%, Due 12/01/10	75,000	77,719
Wisconsin Health and EFA Revenue:
Divine Savior Healthcare Project, 4.70%, Due 5/01/08 (e)	230,000	239,200
Marshfield Clinic Project, 6.25%, Due 2/15/10	124,000	134,385
Wheaton Franciscan Services Project, 5.00%, Due 8/15/11	750,000	791,250
Wisconsin Housing and EDA Home Ownership Revenue, 3.95%, Due 9/01/09	225,000	226,688

		1,613,529

Total Municipal Bonds (Cost $31,456,989)		31,562,799

Variable Rate Municipal Bonds 14.5%
Colorado 4.7%
Central Platte Valley Metropolitan District of Colorado Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	1,500,000	1,606,875
Northwest Parkway Public Highway Authority Revenue, Zero %, Due 6/15/16 (Rate Reset Effective 6/15/11) (e)	450,000	324,000

		1,930,875

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Illinois 4.8%
Cook County, Illinois Proviso Township High School District Number 209 GO, Zero %, Due 12/01/11 (Rate Reset Effective 12/01/07) (e)	$1,000,000	$883,750
Illinois EFA Revenue - Northwestern University Project:
5.10%, Due 11/01/32 (Mandatory Put at $100 on 11/01/11)	250,000	272,813
5.15%, Due 11/01/32 (Mandatory Put at $100 on 11/01/12)	750,000	813,750

		1,970,313
Missouri 1.4%
St. Charles County, Missouri IDA MFHR - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	550,000	556,875

New York 1.1%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29	400,000	436,000

Pennsylvania 2.5%
Delaware Valley, Pennsylvania Regional Finance Authority Local Government Revenue, 4.03%, Due 7/01/27 (Mandatory Put at $100 on 7/01/07) (Rate Reset Effective 7/01/04) (e)	965,000	999,981

Total Variable Rate Municipal Bonds (Cost $5,895,216)		5,894,044

Short-Term Investments (a) 4.2%
Municipal Bonds 1.1%
Colorado 0.6%
Colorado Educational and Cultural Facilities Authority Revenue - Nashville Public Radio Project, 4.50%, Due 4/01/05	230,000	234,816

Georgia 0.4%
Marietta, Georgia Authority MFHR Refunding - Wood Glen Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	155,000	155,577

Wisconsin 0.1%
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	50,000	50,093

Total Municipal Bonds		440,486
Variable Rate Municipal Bonds 0.6%
Minnesota
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Putable at $100 on 6/01/04 Subject to Remarketing)	240,000	240,002

Municipal Money Market Funds 2.5% Strong Tax-Free Money Fund (d)	1,010,000	1,010,000

Total Short-Term Investments (Cost $1,684,842)		1,690,488

Total Investments in Securities (Cost $39,037,047) 96.5%		39,147,331
Other Assets and Liabilities, Net 3.5%		1,419,728

Net Assets 100.0%		$40,567,059

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
20 Ten-Year U.S. Treasury Notes	6/04	$(2,210,000)	$6,094
20 Two-Year U.S. Treasury Notes	6/04	(4,250,938)	20,469

STRONG MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 89.3%
Alabama 1.1%
Huntsville, Alabama Capital Improvement GO, 4.75%, Due 11/01/24 (e)	$2,000,000	$1,977,500

Alaska 0.2%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue, 5.70%, Due 6/01/11	420,000	414,750

Arizona 4.4%
Maricopa County, Arizona IDA SFMR, Zero %, Due 12/31/14 (i)	1,145,000	705,606
Maricopa County, Arizona Kyrene Elementary District Number 28 GO Refunding, 5.00%, Due 7/01/14 (e)	2,080,000	2,246,400
Phoenix, Arizona IDA Mortgage Revenue Refunding - Christian Care Retirement Apartments, Inc. Project, 6.25%, Due 1/01/16	1,085,000	1,102,631
Verrado, Arizona Community Facilities District Number 1 Go, 6.00%, Due 7/15/13	2,125,000	2,109,063
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33	2,000,000	1,930,000

		8,093,700
California 6.7%
California GO:
5.00%, Due 2/01/10	1,000,000	1,066,250
5.50%, Due 3/01/12 (e)	1,500,000	1,646,250
California GO Refunding, 5.75%, Due 10/01/11	500,000	557,500
California Statewide Communities Development Authority MFHR - Santee Court Apartments Project, 7.50%, Due 11/20/36	2,200,000	2,252,250
Commerce, California Joint Powers Financing Authority Revenue - Redevelopment Projects (e):
5.00%, Due 8/01/11, Series A	665,000	704,069
5.00%, Due 8/01/11, Series C	210,000	222,337
5.00%, Due 8/01/12, Series C	220,000	231,275
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
4.00%, Due 6/01/11, Series B	1,330,000	1,275,138
5.625%, Due 6/01/38, Series B	2,000,000	2,000,000
7.875%, Due 6/01/42, Series A	1,300,000	1,379,625

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	$1,000,000	$1,015,000

		12,349,694
Colorado 3.5%
Colorado Educational and Cultural Facilities Authority Revenue:
Charter School - Bromley East Project, 7.25%, Due 9/15/30	1,750,000	1,736,875
Charter School - Denver Arts School Project, 8.00%, Due 5/01/34	1,000,000	977,500
Denver Academy Project, 7.125%, Due 11/01/28	500,000	485,625
Leadership Preparatory Academy, 7.875%, Due 5/01/27	1,000,000	973,750
Interlocken Metropolitan District of Colorado GO Refunding, 5.75%, Due 12/15/11 (e)	2,000,000	2,175,000

		6,348,750
Florida 1.8%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	420,000	434,700
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 8.95%, Due 10/01/33	1,400,000	1,611,750
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	1,000,000	988,750
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	315,000	326,812

		3,362,012
Georgia 6.5%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Evergreen Village Estates Project:
5.875%, Due 5/01/07	380,000	379,966
6.375%, Due 5/01/17	1,675,000	1,576,594
6.50%, Due 5/01/27	2,965,000	2,638,850
Colquitt County, Georgia Development Authority First Mortgage Revenue, Zero %, Due 12/01/21 (i)	2,995,000	1,201,744
Colquitt County, Georgia Development Authority Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21 (i)	4,595,000	1,843,744
Washington, Georgia Wilkes Payroll Development Authority Subordinated Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21 (i)	11,000,000	4,345,000

		11,985,898
Illinois 2.0%
Cook County, Illinois Palatine Community Consolidated School District Number 15 Capital Appreciation GO, Zero %, Due 12/01/19 (e)	2,000,000	912,500
Illinois DFA Revenue - Chicago Charter School Foundation Project:
5.25%, Due 12/01/12	410,000	416,663
6.125%, Due 12/01/22	2,330,000	2,396,987

		3,726,150
Iowa 0.5%
Iowa Finance Authority Hospital Facility Revenue, 6.75%, Due 2/15/13	750,000	841,875
Kansas 2.1%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	$470,000	$517,587
Kansas DFA Revenue, 5.60%, Due 5/20/34 (e)	2,735,000	2,817,050
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14	500,000	561,250

		3,895,887
Louisiana 4.4%
Claiborne Parish, Louisiana Law Enforcement District Revenue - Claiborne Correctional Facilities Project, 6.25%, Due 3/01/19	6,810,000	7,133,475
New Orleans, Louisiana Capital Appreciation GO Refunding, Zero %, Due 9/01/16 (e)	1,600,000	892,000

		8,025,475
Massachusetts 2.6%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08	1,750,000	1,898,750
Municipal Tax-Exempt Trust Certificates, 4.20%, Due 3/06/09 (e)	2,800,000	2,901,500

		4,800,250
Michigan 0.8%
Dickinson County, Michigan Healthcare System Hospital Revenue Refunding, 5.50%, Due 11/01/13 (e)	1,350,000	1,402,313

Minnesota 1.4%
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	1,100,000	1,102,750
Woodbury, Minnesota Lease Revenue Refunding - Math Science Academy Project, 7.50%, Due 12/01/31	1,500,000	1,490,625

		2,593,375
Missouri 1.3%
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.60%, Due 10/01/11	2,215,000	2,317,444

New Jersey 3.0%
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 5.50%, Due 7/01/11	1,850,000	1,970,250
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	1,370,000	1,400,866
Tobacco Settlement Financing Corporation Revenue, 6.00%, Due 6/01/37	2,500,000	2,137,500

		5,508,616
New Mexico 1.4%
Lordsburg, New Mexico PCR Refunding - Phelps Dodge Corporation Project, 6.50%, Due 4/01/13	2,000,000	2,032,680
San Juan County, New Mexico Gross Receipts Tax Revenue, 4.00%, Due 1/01/17 (e)	600,000	569,250

		2,601,930

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New York 9.2%
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	$260,000	$265,850
New York, New York GO:
5.25%, Due 8/01/09	375,000	405,937
5.25%, Due 8/01/14 (e)	1,500,000	1,618,125
5.50%, Due 8/01/15	2,000,000	2,145,000
5.50%, Due 9/15/19	1,000,000	1,065,000
5.75%, Due 3/15/13	1,020,000	1,114,350
5.75%, Due 8/01/14	1,000,000	1,088,750
New York, New York GO Refunding, 5.75%, Due 8/01/16	1,500,000	1,621,875
New York, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	1,230,000	1,257,675
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	3,500,000	3,753,750
Tobacco Settlement Financing Corporation Revenue:
5.25%, Due 6/01/13 (e)	1,500,000	1,616,250
5.25%, Due 6/01/14	1,000,000	1,043,750

		16,996,312
North Dakota 0.8%
Three Affiliated Tribes of the Fort Berthold Reservation GO, 6.30%, Due 11/15/10	1,515,000	1,526,317
Ohio 6.8%
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	1,500,000	1,599,375
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (f)	3,800,000	3,681,250
Montgomery County, Ohio Health Care Facilities Revenue Refunding - Friendship Village of Dayton Project, 6.25%, Due 2/01/22 (f)	1,200,000	687,000
Toledo, Ohio MFMR - Commodore Perry Apartments Project, 7.00%, Due 12/01/28 (f)	7,470,000	6,498,900

		12,466,525
Oklahoma 1.3%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project, 7.10%, Due 8/01/23	1,125,000	1,126,406
Oklahoma County, Oklahoma Finance Authority First Mortgage MFHR - Multiple Apartments Project, 7.125%, Due 4/01/28 (f) (h)	10,170,000	1,322,100

		2,448,506
Pennsylvania 4.6%
Allegheny County, Pennsylvania Hospital Development Authority Revenue - University of Pittsburgh Medical Center Project, 5.00%, Due 6/15/10	500,000	531,875
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 6.25%, Due 11/01/18	1,925,000	1,987,563
Philadelphia, Pennsylvania Hospitals and Higher EFA Revenue - Temple University Hospital Project, 6.50%, Due 11/15/08	2,220,000	2,358,750
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	$1,650,000	$1,724,250
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue:
Marian Community Hospital Project, 6.50%, Due 1/15/07	960,000	972,000
Moses Taylor Hospital Project, 5.80%, Due 7/01/07	1,300,000	936,000

		8,510,438
Puerto Rico 1.2%
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17	400,000	420,500
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/09	750,000	790,312
5.00%, Due 2/01/10	1,015,000	1,068,288

		2,279,100
South Carolina 4.2%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project:
Zero %, Due 1/01/12	3,900,000	1,472,250
Zero %, Due 1/01/14	4,560,000	1,379,400
Zero %, Due 1/01/15	1,000,000	237,500
Zero %, Due 1/01/28	400,000	39,500
Zero %, Due 1/01/32	10,350,000	802,125
Zero %, Due 1/01/35	100,000	6,500
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c) (i)	2,400,000	2,763,000
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	900,000	942,750

		7,643,025
South Dakota 2.4%
Sisseton-Wahpeton Sioux Tribe of the Lake Traverse Reservation GO (f):
7.00%, Due 11/01/13	655,000	707,400
7.00%, Due 11/01/23	1,290,000	1,359,338
South Dakota EDFA EDR - Angus Project:
4.75%, Due 4/01/10	275,000	281,187
5.00%, Due 4/01/11	285,000	291,769
5.25%, Due 4/01/12	300,000	319,875
5.25%, Due 4/01/13	320,000	340,400
South Dakota EDFA EDR - McEleeg Project, 5.00%, Due 4/01/14 (b)	420,000	418,425
South Dakota EDFA EDR Pooled Loan Program - Midstates Printing, Inc. Project, 5.50%, Due 4/01/18	685,000	714,112

		4,432,506
Texas 5.4%
Capital Area HFC Revenue, Zero %, Due 1/01/16 (e) (i)	5,000,000	2,856,250
El Paso, Texas Property Finance Authority, Inc. SFMR - GNMA Mortgage-Backed Securities Program, 8.70%, Due 12/01/18 (e)	95,000	95,958
Grand Prairie, Texas Independent School District Capital Appreciation GO, Zero %, Due 2/15/14 (e)	1,000,000	636,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (i)	$8,415,000	$4,933,294
Texoma Area Solid Waste Authority Regional Solid Waste Disposal Revenue - Initial Facility Project (b):
5.25%, Due 2/15/14	630,000	637,875
5.25%, Due 2/15/15	665,000	667,494

		9,827,121
Utah 0.4%
Eagle Mountain, Utah Special Assessment Bonds, 5.90%, Due 12/15/07	750,000	752,843
Virginia 2.8%
Capital Region Airport Commission Revenue Refunding, 5.00%, Due 7/01/11 (e)	1,335,000	1,441,800
Peninsula Ports Authority Coal Terminal Revenue Refunding - Dominion Terminal Associates Project, 6.00%, Due 4/01/33	1,900,000	1,935,625
Prince William County, Virginia IDA Educational Facilities Revenue - Catholic Diocese of Arlington Project, 4.375%, Due 10/01/13	1,750,000	1,719,375

		5,096,800
Washington 2.8%
Okanogan County, Washington Irrigation District Revenue Refunding, 4.75%, Due 12/01/13	1,200,000	1,213,500
Seattle, Washington Housing Authority Low Income Assistance Revenue - Hilltop and Spring Projects (e):
5.375%, Due 10/20/18	985,000	1,052,719
5.875%, Due 10/20/28	1,545,000	1,647,356
Tobacco Settlement Authority Washington Tobacco Settlement Revenue Asset-Backed Bonds, 5.50%, Due 6/01/12	700,000	666,750
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (e)	615,000	630,375

		5,210,700
Wisconsin 3.7%
Badger Tobacco Asset Securitization Corporation Revenue:
5.75%, Due 6/01/11	250,000	247,187
5.75%, Due 6/01/12	2,000,000	1,950,000
6.00%, Due 6/01/17	1,150,000	1,073,812
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
5.35%, Due 12/01/10	520,000	543,400
5.50%, Due 12/01/11	390,000	409,012
Waterford, Wisconsin Graded Joint School District Number 1 GO Refunding, 5.25%, Due 4/01/12 (e)	70,000	77,700
Wisconsin Health and EFA Revenue:
Agnesian Healthcare, Inc. Project, 5.10%, Due 7/01/08	705,000	747,300
Marshfield Clinic Project, 6.25%, Due 2/15/10	866,000	938,527
Wheaton Franciscan Services Project, 5.00%, Due 8/15/11	750,000	791,250

		6,778,188

Total Municipal Bonds (Cost $177,366,048)		164,214,000

Variable Rate Municipal Bonds 6.0%
Colorado 1.2%
Central Platte Valley Metropolitan District of Colorado GO Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	$500,000	$535,625
Northwest Parkway Public Highway Authority Revenue, Zero %, Due 6/15/16 (Rate Reset Effective 6/15/11) (e)	2,240,000	1,612,800

		2,148,425
Illinois 1.0%
Cook County, Illinois Proviso Township High School District Number 209 GO, Zero %, Due 12/01/11 (Rate Reset Effective 12/01/07) (e)	2,000,000	1,767,500

Missouri 1.0%
St. Charles County, Missouri IDA MFHR - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,873,125

New York 0.2%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29 (Mandatory Put at $100 on 2/01/11)	350,000	381,500

Pennsylvania 1.5%
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 1.00%, Due 12/01/31 (Rate Reset Effective 6/01/04)	2,500,000	2,856,250

Wisconsin 1.1%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	2,000,000	1,945,000

Total Variable Rate Municipal Bonds (Cost $10,522,732)		10,971,800

Short-Term Investments (a) 3.0%
Municipal Bonds 0.2%
Wisconsin
Wisconsin Health and EFA Revenue - Agnesian Healthcare, Inc. Project, 5.00%, Due 7/01/04	250,000	251,210

Variable Rate Municipal Bonds 1.2%
Minnesota
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)	2,195,000	2,195,022

Municipal Money Market Funds 1.6%
Multiple States
Strong Tax-Free Money Fund (d)	3,005,000	3,005,000

Total Short-Term Investments (Cost $5,450,241)		5,451,232

Total Investments in Securities (Cost $193,339,021) 98.3%		180,637,032
Other Assets and Liabilities, Net 1.7%		3,212,963

Net Assets 100.0%		$183,849,995

STRONG MUNICIPAL BOND FUND (continued)

FUTURES

	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation/ (Depreciation)
Sold:
125 Ten-Year U.S. Treasury Notes	6/04	$(13,812,500)	$55,781
25 Two-Year U.S. Treasury Notes	6/04	(5,313,672)	1,172

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 74.1%
Alabama 0.9%
Huntsville, Alabama Capital Improvement GO, 4.75%, Due 11/01/24 (e)	$1,300,000	$1,285,375
Alaska 1.9%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
4.50%, Due 6/01/08	255,000	246,394
5.40%, Due 6/01/08	735,000	741,431
5.60%, Due 6/01/09	700,000	706,125
5.60%, Due 6/01/10	300,000	297,375
6.20%, Due 6/01/22	970,000	933,625

		2,924,950
Arizona 0.5%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project, 5.375%, Due 11/15/09	100,000	96,375
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	550,029	576,155

		672,530
California 4.2%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 4.00%, Due 3/01/08	500,000	505,625
Agua Caliente Band of Cahuilla Indians Revenue, 4.00%, Due 7/01/06	1,500,000	1,507,500
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.50%, Due 6/01/19	750,000	770,625
5.625%, Due 6/01/20	2,000,000	2,057,500
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	1,000,000	1,015,000
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 5.25%, Due 6/01/27	540,000	523,800

		6,380,050
Colorado 2.8%
Black Hawk, Colorado Business Improvement District Special Assessment:
Gilpin County Project,6.00%, Due 12/01/09	750,000	750,315
The Lodge At Black Hawk Project, 6.25%, Due 12/01/11	390,000	389,957
Colorado Educational and Cultural Facilities Authority Revenue Refunding and Improvement:
Denver Academy Project, 5.00%, Due 5/01/08	$1,000,000	$991,250
Denver Arts School Project, 7.00%, Due 5/01/11	460,000	455,400
Colorado Health Facilities Authority Hospital Revenue - Steamboat Springs Health Care Association Project:
4.70%, Due 9/15/05	85,000	85,956
4.80%, Due 9/15/06	455,000	462,962
4.90%, Due 9/15/07	20,000	20,325
Elk Valley, Colorado Public Improvement Revenue, 7.10%, Due 9/01/14	1,000,000	1,018,750

		4,174,915
Connecticut 1.8%
Connecticut Health and EFA Revenue - New Opportunities for Waterbury, Inc. Project, 6.75%,Due 7/01/13	1,205,000	1,210,892
Mashantucket Western Pequot Tribe Subordinated Special Revenue:
5.70%, Due 9/01/12	1,000,000	1,050,000
6.40%, Due 9/01/11	500,000	531,875

		2,792,767
Florida 3.7%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	500,000	608,750
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	500,000	494,375
Hillborough County, Florida IDA IDR - University Community Hospital Health Facilities Project, 4.90%, Due 8/15/07	1,415,000	1,436,225
Largo, Florida Sun Coast Health System Revenue - Sun Coast Hospital Issue, 6.20%, Due 3/01/13	530,000	494,225
Lee County, Florida Solid Waste System Revenue Refunding, 3.50%, Due 10/01/06 (e)	100,000	102,500
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 6.00%, Due 11/15/07	1,400,000	1,398,250
Ocean Highway and Port Authority Solid Waste PCR Refunding - Stone Container Corporation Project, 6.50%, Due 11/01/06	1,000,000	1,051,250

		5,585,575
Georgia 4.1%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Park Place Apartments Project, 6.00%, Due 9/01/06 (f)	455,000	410,638
Atlanta, Georgia Water and Waste Water Revenue, 5.50%, Due 11/01/11 (e)	1,000,000	1,126,250
Bibb County, Georgia Development Authority Environmental Improvement Revenue Refunding - Temple-Inland, Inc. Project, 4.85%, Due 12/01/09	2,050,000	2,137,125
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	1,205,583	1,202,569
De Kalb County, Georgia Residential Care Facilities for the Elderly Authority First Lien Revenue - King’s Bridge Retirement Center, Inc.Project, 8.00%, Due 7/01/06	420,000	436,800

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Newton County, Georgia Hospital Authority Revenue - Newton Health System Project, 5.75%, Due 2/01/11 (e)	$780,000	$864,825

		6,178,207
Illinois 4.6%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	590,000	600,118
Chicago, Illinois GO Refunding, 5.25%, Due 1/01/08 (e)	500,000	534,375
Illinois DFA Elderly Housing Revenue Refunding - Galesburg Towers Project, 5.80%, Due 3/01/06	100,000	98,875
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	310,000	324,338
Illinois DFA Revenue - Community Rehab Providers Project, 5.375%, Due 7/01/09	620,000	623,875
Illinois Health Facilities Authority Revenue: Condell Medical Center Project, 6.00%, Due 5/15/10	500,000	535,000
St. Benedict Project, 5.75%, Due 11/15/15	1,000,000	997,500
Illinois Health Facilities Authority Revenue Refunding - Lifelink Corporation Obligated Group Project, 5.95%, Due 2/15/21 (f)	1,800,000	1,064,250
Sangamon County, Springfield, Illinois School District Number 186 GO, Zero %, Due 10/01/08 (e)	2,000,000	1,715,000
Upper Illinois River Valley Development Revenue - Morris Hospital Project, 6.05%, Due 12/01/11	500,000	535,625

		7,028,956
Indiana 0.6%
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 6.00%, Due 1/01/10 (f) (h)	2,800,000	868,000
Iowa 0.5%
Harlan, Iowa Revenue - American Baptist Homes of the Midwest - Baptist Memorial Home Project, 5.875%, Due 5/15/23	920,000	679,650
Kansas 0.8%
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	1,250,000	1,264,063
Kentucky 0.3%
Kenton County, Kentucky Airport Board Special Facilities Revenue - Mesaba Aviation, Inc.Project, 6.00%, Due 7/01/05	430,000	419,787
Louisiana 3.6%
Epps, Louisiana COP, 7.25%, Due 6/01/09	1,000,000	1,003,750
Louisiana Public Facilities Authority Revenue - Progressive Healthcare Project, 6.25%, Due 10/01/11(f)	1,190,000	1,114,138
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (i)	1,590,000	1,337,587
Plaque mines, Louisiana Port Harbor and Terminal District Marine Terminal Facilities Revenue Refunding - TECO Energy Project, 5.00%, Due 9/01/07:
Series A	$100,000	$99,875
Series D	900,000	898,875
West Feliciana Parish, Louisiana PCR - Gulf States Utilities Company III Project, 7.70%, Due 12/01/14	1,000,000	1,015,080

		5,469,305
Maine 0.3%
Baileyville, Maine PCR - Georgia-Pacific Corporation Project, 4.75%, Due 6/01/05	500,000	502,215
Maryland 0.5%
Northeast Maryland Waste Disposal Authority Solid Waste Revenue - Ogden Martin Corporation Project, 5.90%, Due 7/01/05	765,000	796,556
Massachusetts 2.2%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 6.25%, Due 6/01/08	500,000	498,750
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/06	1,250,000	1,309,375
5.25%, Due 7/01/07	1,000,000	1,060,000
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	500,000

		3,368,125
Michigan 0.4%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 4.80%, Due 7/01/05	615,000	619,612
Minnesota 1.0%
Burnsville, Minnesota CDR Refunding - Holiday Inn Project, 5.875%, Due 4/01/08	1,430,000	1,435,963
Missouri 3.4%
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	895,000	909,544
Ellisville, Missouri IDA IDR Refunding - Gambrill Gardens Project:
5.10%, Due 6/01/05	125,000	124,481
5.20%, Due 6/01/06	135,000	133,819
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	1,500,000	1,485,000
I-470 & 350 Transportation Development District Transportation Revenue:
5.00%, Due 5/01/05	100,000	100,766
5.20%, Due 5/01/06	375,000	380,156
Missouri Environmental Improvement and Energy Resources Authority PCR Refunding - Wyeth Corporation Project, 5.80%, Due 9/01/09	800,000	885,000

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Nevada, Missouri Hospital Revenue - Nevada Regional Medical Center Project, 6.00%, Due 10/01/07	$1,135,000	$1,152,025

		5,170,791
Nevada 1.4%
Clark County, Nevada Improvement District Refunding, 4.10%, Due 2/01/08	630,000	628,425
Las Vegas, Nevada Paiute Tribe Revenue, 4.65%, Due 11/01/05 (e)	1,500,000	1,507,500

		2,135,925
New Hampshire 0.5%
New Hampshire Health and EFA Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	730,000	747,338
New Jersey 0.9%
New Jersey EDA First Mortgage Revenue Refunding - Winchester Gardens Project, 2.60%, Due 11/01/05	400,000	397,500
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	900,000	920,277

		1,317,777
New Mexico 2.3%
Albuquerque, New Mexico Industrial Revenue Refunding - MCT Industries, Inc. Project, 3.75%, Due 4/01/10 (e)	890,000	901,125
Lordsburg, New Mexico PCR Refunding - Phelps Dodge Corporation Project, 6.50%, Due 4/01/13	2,200,000	2,235,948
New Mexico Educational Assistance Foundation Student Loan Revenue, 6.00%, Due 12/01/08	350,000	357,343

		3,494,416
New York 8.3%
Nassau County, New York Industrial Development Agency Civic Facility Revenue:
North Shore Health System Project, 5.625%, Due 11/01/10	815,000	886,312
Special Needs Facilities Pooled Program Project, 5.60%, Due 7/01/05	125,000	125,938
Special Needs Facilities Pooled Program Project, 6.50%, Due 7/01/06	545,000	550,450
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	1,650,000	1,373,625
New York, New York City Industrial Development Agency Civic Facility Revenue:
Polytechnic University Project, 5.125%, Due 11/01/06	435,000	424,669
Special Needs Facilities Pooled Project, 3.05%, Due 7/01/09 (e)	1,000,000	947,500
Special Needs Facilities Pooled Project, 5.60%, Due 7/01/05	550,000	554,125
New York, New York City Industrial Development Agency Special Facilities Revenue - Continental Airlines, Inc. Project, 7.25%, Due 11/01/08	1,000,000	978,750
Suffolk County, New York Industrial Development Agency Civic Facility Revenue:
6.50%, Due 7/01/06	290,000	292,900
6.875%, Due 7/01/10	165,000	168,712
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/09	$1,000,000	$1,002,160
5.00%, Due 6/01/10	2,000,000	2,054,260
5.00%, Due 6/01/11	1,000,000	1,037,500
5.25%, Due 6/01/13 (e)	1,000,000	1,077,500
United Nations Development Corporation Revenue Refunding, 4.00%, Due 7/01/07	1,035,000	1,082,869

		12,557,270
North Carolina 0.3%
North Carolina Medical Care Commission Health Care Facilities First Mortgage Revenue Refunding - Deerfield Episcopal Project, 2.20%, Due 11/01/06	500,000	492,500
Ohio 2.7%
Athens County, Ohio Hospital Facilities Revenue Refunding - O’Bleness Memorial Hospital Project, 5.00%, Due 11/15/08	1,000,000	1,007,500
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	880,000	938,300
Cleveland, Ohio Airport Special Revenue Refunding - Continental Airlines, Inc. Project, 5.50%, Due 12/01/08	300,000	274,500
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (f) (h)	104,374	1
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/08	700,000	752,500
Lucas County, Ohio Hospital Revenue Refunding - ProMedica Healthcare Obligation, 5.75%, Due 11/15/09 (e)	1,000,000	1,098,750

		4,071,551
Oklahoma 1.7%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project, 7.50%, Due 8/01/18	1,500,000	1,558,125
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	1,000,000	1,037,500

		2,595,625
Pennsylvania 3.1%
Horsham, Pennsylvania IDA CDA Health Care Facilities Revenue - GF/Pennsylvania Properties, Inc. Project, 8.375%, Due 9/01/24 (f)	40,000	38,800
Pennsylvania Higher EFA Revenue:
Independent Colleges and Universities - St. Francis College Project, 5.00%, Due 11/01/11	500,000	502,500
State System of Higher Education, 4.00%, Due 6/15/10 (e)	625,000	648,438
Ontelaunee Township, Pennsylvania Municipal Authority Sewer Revenue, 4.25%, Due 11/15/05	500,000	503,125
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	1,225,000	1,280,125
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue - Moses Taylor Hospital Project, 5.75%, Due 7/01/06	1,100,000	803,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Susquehanna, Pennsylvania Area Regional Airport Authority Airport Facilities Revenue - AERO Harrisburg LLC Project, 5.25%, Due 1/01/09	$1,035,000	$969,019

		4,745,007
South Carolina 3.5%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue:
Zero %, Due 1/01/27	1,500,000	157,500
Zero %, Due 1/01/35	6,000,000	390,000
Connector 2000 Association, Inc. Senior Current Interest Toll Road Revenue - Greenville, South Carolina Southern Connector Project, 5.375%, Due 1/01/38	700,000	454,125
Greenville County, South Carolina Revenue - Donaldson Industrial Air Park Project, 5.50%, Due 4/01/11	400,000	394,500
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project, 4.75%, Due 8/01/07:
Series A	685,000	702,125
Series C	1,000,000	1,025,000
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c) (i)	1,000,000	1,151,250
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	1,000,000	1,047,500

		5,322,000
South Dakota 0.2%
Lincoln County, South Dakota Revenue - American Baptist Homes of the Midwest - Trail Ridge Project, 5.875%, Due 11/15/21	445,000	332,637

Texas 2.3%
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (f)	1,187,051	1,086,152
Metro Health Facilities Development Corporation Revenue - Wilson N. Jones Memorial Hospital Project, 6.375%, Due 1/01/07	1,000,000	996,250
Tom Green County, Texas Health Facilities Development Corporation Hospital Revenue - Shannon Health System Project, 5.60%, Due 5/15/06	875,000	892,500
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	410,000	421,788

		3,396,690
Utah 0.8%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,200,000	1,185,000

Vermont 0.6%
Vermont Educational and Health Buildings Financing Agency Revenue:
Health Care Facility-Copley Manor Project, 5.40%, Due 4/01/06 (f) (h)	455,000	227,500
Vermont Council of Developmental and Mental Health Project, 6.20%, Due 12/15/05	695,000	723,669

		951,169
Virgin Islands 0.7%
Virgin Islands Public Finance Authority Revenue:
6.00%, Due 10/01/06	$500,000	$528,750
6.00%, Due 10/01/07	500,000	533,750

		1,062,500
Virginia 0.9%
Fairfax County, Virginia Redevelopment and Housing Authority MFHR Refunding - Burke Shire Commons Project, 7.60%, Due 10/01/36	1,000,000	1,091,250
Pocahontas Parkway Association Toll Road Capital Appreciation Revenue, Zero %, Due 8/15/07	400,000	272,000

		1,363,250
Washington 2.0%
Port Longview, Washington IDC Solid Waste Disposal Revenue - Weyerhaueser Company Project, 6.875%, Due 10/01/08	1,500,000	1,670,625
Skagit County, Washington Public Hospital District Revenue Refunding, 4.00%, Due 12/01/06	1,390,000	1,405,638

		3,076,263
Wisconsin 3.1%
Badger Tobacco Asset Securitization Corporation Revenue, 5.75%, Due 6/01/12	1,000,000	975,000
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	855,000	869,962
Divine Savior Hospital Project, 4.80%, Due 6/01/06	25,000	25,562
Lutheran Home Project, 7.00%, Due 9/01/25	30,000	30,047
National Regency of New Berlin, Inc. Project:
7.75%, Due 8/15/15	915,000	927,581
8.00%, Due 8/15/25	970,000	990,613
Tomah Memorial Hospital, Inc. Project:
3.25%, Due 7/01/05	100,000	100,000
3.875%, Due 7/01/06	100,000	100,125
4.125%, Due 7/01/07	130,000	129,675
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	500,000	526,875

		4,675,440
Wyoming 0.7%
Teton County, Wyoming Hospital District Hospital Revenue - St. Johns Medical Center Project, 5.25%, Due 12/01/07	1,050,000	1,081,500

Total Municipal Bonds (Cost $114,786,119)		112,221,250

Variable Rate Municipal Bonds 8.1%

Arizona 0.7%
Maricopa County Arizona Pollution Control Corporation PCR Refunding - El Paso Electric Company Project, 6.25%, Due 5/01/37 (Mandatory Put at $100 on 8/01/05)	1,000,000	1,041,250

California 1.4%
California Statewide Communities Development Authority Development Revenue Refunding - Irvine Apartment Communities Project, 5.25%, Due 5/15/25 (Mandatory Put at $100 on 5/15/13)	675,000	694,406

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
California Statewide Communities Development Authority Revenue - Kaiser Permanent Project, 2.30%, Due 4/01/34 (Mandatory Put at $100 on 5/01/07)	$1,500,000	$1,479,375

		2,173,781
Illinois 0.4%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	660,000	667,425
Indiana 0.9%
Indiana DFA PCR Refunding - Southern Gas and Electric Project, 5.00%, Due 3/01/30 (Mandatory Put at $100 on 3/01/06)	1,300,000	1,343,875
Iowa 0.5%
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.625%, Due 7/01/28 (Putable at $100 and Rate Reset Effective 7/01/05) (f)	750,000	719,063
Massachusetts 0.7%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (e)	990,000	1,023,412
Michigan 0.3%
Michigan Strategic Fund Solid Waste Disposal Revenue - Waste Management, Inc. Project, 4.20%, Due 12/01/12 (Mandatory Put at $100 on 12/01/05)	450,000	460,125
Ohio 0.4%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 6.00%, Due 10/01/37 (Rate Reset Effective 1/01/09) (f)	60,158	40,231
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	500,000	500,625

		540,856
Texas 0.9%
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,250,000	1,312,500
West Virginia 0.7%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	1,000,000	996,250
Wisconsin 0.6%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	1,000,000	972,500
Multiple States 0.6%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	1,000,000	992,500

Total Variable Rate Municipal Bonds (Cost $11,975,681)		12,243,537

Short-Term Investments (a) 16.6%
Municipal Bonds 8.3%
Alaska 0.3%
Juneau, Alaska City and Borough Nonrecourse Revenue - St. Ann’s Care Center Project, 5.875%, Due 12/01/04	$450,000	$451,381
California 0.3%
San Francisco, California City and County Redevelopment Agency Lease Revenue - George Moscone Center Project, 8.50%, Due 7/01/14 (Called at $102 Effective 7/01/04)	450,000	464,022
District of Columbia 0.2%
District of Columbia Revenue - Methodist Home Issue Project, 4.80%, Due 1/01/05	265,000	265,220
Florida 1.6%
Miami Beach, Florida Health Facilities Authority Hospital Revenue - Mount Sinai Medical Center Project, 5.50%, Due 11/15/35 (Called at $100 Effective 5/15/04)	2,475,000	2,475,000
Guam 0.5%
Guam Government GO, 5.75%, Due 9/01/04	800,000	807,128
Illinois 0.2%
Illinois DFA Revenue - Community Rehabilitation Providers Project, 5.00%, Due 7/01/04	270,000	270,494
Kansas 0.5%
Kansas State Independent College Finance Authority RAN, 3.85%, Due 5/01/04	700,000	700,000
Louisiana 0.2%
Louisiana Health and Education Authority Revenue Refunding - Lambeth House, Inc. Project, 5.25%, Due 1/01/05	375,000	375,930
Massachusetts 0.2%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 7.25%, Due 6/01/04	300,000	300,453
Minnesota 3.1%
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Special Facilities Revenue - Northwest Airlines Project, 6.50%, Due 4/01/25 (Mandatory Put at $100 on 4/01/05)	1,000,000	945,310
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)	3,755,000	3,755,038

		4,700,348
Missouri 0.4%
Columbia, Missouri IDR - American Air Filter Company, Inc. Project, 7.45%, Due 7/01/04	255,000	255,711

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
I-470 & 350 Transportation Development District Transportation Revenue, 4.70%, Due 5/01/04	$315,000	$315,000

		570,711
New Hampshire 0.1%
New Hampshire Higher Educational and Health Facilities Authority Revenue - New England College Project, 5.375%, Due 3/01/05	190,000	190,372
Pennsylvania 0.2%
Clinton County, Pennsylvania IDA PCR Refunding - International Paper Company Project, 5.375%, Due 5/01/04	200,000	200,000
Texas 0.3%
Texas Department of Housing and Community Affairs MFHR - Asmara Affordable Housing Project, 5.55%, Due 1/01/05 (i)	505,000	513,333
Wisconsin 0.2%
Wisconsin Health and EFA Revenue - Divine Savior Hospital, Inc. Project, 4.60%, Due 6/01/04	240,000	239,971

Total Municipal Bonds		12,524,363
Variable Rate Municipal Bonds 8.3%
Arizona 0.5%
Maricopa County Arizona Pollution Control Corporation PCR Refunding - Arizona Public Service Company Project, 1.875%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	750,000	748,560
Arkansas 0.3%
Arkansas DFA Facilities Revenue - Waste Management Project, 3.00%, Due 8/01/21 (Mandatory Put at $100 on 8/01/04)	500,000	500,625
Georgia 0.7%
Heard County, Georgia Development Authority PCR - Wansley Project, 1.15%, Due 9/01/20 (Putable at $100 and Rate Reset Effective 5/19/04)	1,000,000	1,000,000
Michigan 0.1%
Michigan Strategic Fund, Ltd. Obligation Revenue Refunding - Porter Hills Project, 1.15%, Due 7/01/28 (Putable at $100 and Rate Reset Effective 5/13/04) (e)	100,000	100,000
New Hampshire 0.8%
New Hampshire IDA Revenue - International Paper Project, 3.15%, Due 10/15/06 (Mandatory Put at $100 on 10/15/04)	1,235,000	1,241,373
New Jersey 1.6%
New Jersey EDA Senior Mortgage Revenue Refunding EXTRAS - Arbor Glen of Bridgewater Project, 5.375%, Due 5/15/32 (Putable at $100 Subject to Remarketing and Rate Reset Effective 5/15/04)	2,500,000	2,500,000
Ohio 1.3%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 on 2/01/05 Subject to Remarketing) (f)	$1,050,000	$968,531
Ohio Water Development Authority Facilities PCR Refunding - Cleveland Electric Illuminating Company Pollution Control Project, 5.58%, Due 6/15/33 (Mandatory Put at $100 on 6/15/04)	1,000,000	1,003,330

		1,971,861
Tennessee 0.7%
Metropolitan Government of Nashville and Davidson Counties, Tennessee IDR - Waste Management, Inc. Project, 4.10%, Due 8/01/31 (Mandatory Put at $100 on 8/01/04)	1,000,000	1,005,000
Texas 1.0%
Lubbock, Texas Health Facilities Development Corporation First Mortgage Revenue - Carillon, Inc. Project, 5.75%, Due 7/01/29 (Putable at $100 Subject to Remarketing and Rate Reset Effective 7/01/04) (f) (h)	2,000,000	1,500,000
Multiple States 1.3%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	2,000,000	2,002,140

Total Variable Rate Municipal Bonds		12,569,559
Municipal Money Market Funds 0.0%
Multiple States
Strong Tax-Free Money Fund (d)	30,000	30,000

Total Short-Term Investments (Cost $25,471,594)		25,123,922

Total Investments in Securities (Cost $152,233,394) 98.8%		149,588,709
Other Assets and Liabilities, Net 1.2%		1,900,318

Net Assets 100.0%		$151,489,027

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
25 Five-Year U.S. Treasury Notes	6/04	$(2,748,438)	$36,563
10 Two-Year U.S. Treasury Notes	6/04	(2,125,469)	28,988

SWAPS

Open swap contracts at April 30, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation
JP Morgan Chase Credit Protection* (expires 12/20/06)	1,000,000	0.48%	$1,000,000	$73

*	Protection against credit rating decline of American Electric Power Company, Inc.

STRONG MINNESOTA TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 92.5%
Minnesota 90.6%
Aitkin County, Minnesota COP, 5.80%, Due 2/01/08	$20,000	$21,225
Bass Brook, Minnesota PCR Refunding - Minnesota Power & Light Company Project, 6.00%, Due 7/01/22	10,000	10,064
Bloomington, Minnesota Independent School District Number 271 GO:
5.00%, Due 2/01/15	50,000	52,750
5.00%, Due 2/01/18	100,000	103,500
Brainerd, Minnesota Independent School District Number 181, 5.375%, Due 2/01/18 (c) (e)	105,000	113,794
Burnsville, Minnesota Hospital System Revenue - Fairview Community Hospitals Project, Zero%, Due 5/01/12 (i)	205,000	130,431
Carver County, Minnesota Housing and Redevelopment Authority Multi-Family Revenue - Lake Grace Apartment Project, 6.00%, Due 7/01/28	80,000	81,000
Chaska, Minnesota Independent School District Number 112 GO Refunding, 5.00%, Due 2/01/16	100,000	104,125
Clay County, Minnesota Housing and Redevelopment Authority Lease Revenue Refunding, 5.15%, Due 2/01/13	25,000	25,938
Dakota County, Minnesota Community Development Agency Governmental Housing Development GO - Apple Valley and Lakeville Senior Housing Project, 5.30%, Due 1/01/09	50,000	53,188
Dakota County, Minnesota GO, 5.00%, Due 2/01/11	50,000	54,375
Elk River, Minnesota Independent School District Number 728 GO, 5.375%, Due 2/01/17	60,000	63,525
Hastings, Minnesota Health Care Facility Revenue - Regina Medical Center, 4.80%, Due 9/15/10 (e)	55,000	56,925
Hennepin County, Minnesota GO, 5.00%, Due 12/01/20	20,000	20,700
Hopkins, Minnesota Housing and Redevelopment Authority Public Facility Lease Revenue - Police Station Improvements Project, 4.05%, Due 2/01/20	15,000	13,838
Lakeville, Minnesota Independent School District Number 194 GO Refunding, 5.00%, Due 2/01/14 (e)	50,000	53,563
Mahtomedi, Minnesota Senior Housing Revenue - St. Andrews Village Project, 7.25%, Due 12/01/34	50,000	53,000
Marshall, Minnesota Medical Center Gross Revenue - Weiner Memorial Medical Center Project, 6.00%, Due 11/01/28	100,000	101,875
Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care System Revenue:
Healthpartners Obligation Group Project, 5.875%, Due 12/01/29	100,000	99,000
Healthspan Health System Project, 4.75%, Due 11/15/18 (e)	45,000	45,450
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue (e):
5.00%, Due 1/01/22	50,000	50,938
5.00%, Due 1/01/28	$200,000	$202,000
5.125%, Due 1/01/25 (c)	20,000	20,400
Minneapolis, Minnesota Art Center Facilities Revenue - Walker Art Center Project, 5.125%, Due 7/01/21	165,000	169,950
Minneapolis, Minnesota GO:
4.60%, Due 12/01/12	25,000	25,937
5.00%, Due 12/01/22	20,000	20,550
Minneapolis, Minnesota Health Care System Revenue, 5.75%, Due 11/15/32	25,000	25,875
Minneapolis, Minnesota Hospital Revenue:
Childrens Health Center Project, 7.00%, Due 8/01/13 (i)	35,000	42,306
St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13 (i)	10,000	13,138
Minneapolis, Minnesota MFHR - Seward Towers Project, 5.00%, Due 5/20/36 (e)	50,000	50,062
Minneapolis, Minnesota New Public Housing Authority Revenue, 5.25%, Due 9/01/12	15,000	16,069
Minneapolis, Minnesota Special School District Number 1 COP, 5.00%, Due 2/01/09 (e)	15,000	16,331
Minnesota Agricultural and Economic Development Board EDR:
Evangelical Lutheran Project, 6.00%, Due 2/01/22	80,000	83,100
Evangelical Lutheran Project, 6.625%, Due 8/01/25	25,000	26,344
Health Care System Project, 6.375%, Due 11/15/29	30,000	32,063
Minnesota Agricultural Society State Fair Revenue, 5.00%, Due 9/15/20	50,000	48,437
Minnesota GO:
5.00%, Due 10/01/12	50,000	54,250
5.00%, Due 10/01/14	30,000	31,988
5.25%, Due 8/01/15	50,000	54,000
Minnesota Higher EFA Revenue:
College at St. Benedict Project, 5.00%, Due 10/01/16	150,000	156,375
Gustavus Adolphus College Project, 4.75%, Due 10/01/10	25,000	26,094
Hamline University Project, 5.65%, Due 10/01/07	50,000	53,562
St. Mary’s University Project, 4.80%, Due 10/01/23	100,000	93,500
Minnesota Housing Finance Agency SFMR, 5.90%, Due 7/01/25	5,000	5,081
Minnesota Public Facilities Authority Water PCR:
5.00%, Due 3/01/09	25,000	26,625
5.00%, Due 3/01/16	50,000	52,750
5.25%, Due 3/01/17	50,000	53,688
Monticello - Big Lake, Minnesota Community Hospital District Gross Revenue, 5.75%, Due 12/01/19 (e)	150,000	161,812
Moorhead, Minnesota Multifamily Housing Facilities Revenue - Fairmont Project, Zero%, Due 10/01/17 (i)	20,000	10,200
Moorhead, Minnesota New Public Housing Authority Revenue, 4.875%, Due 5/01/05	10,000	10,356
Osseo, Minnesota Independent School District Number 279 GO Refunding:
4.10%, Due 2/01/12	20,000	20,450
4.75%, Due 2/01/19 (e)	25,000	25,688
5.00%, Due 2/01/10	35,000	38,106

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG MINNESOTA TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Owatonna, Minnesota Public Utilities Commission Public Utilities Revenue Refunding, 5.00%, Due 1/01/15 (e)	$150,000	$159,750
Ramsey County, Minnesota GO, 5.25%, Due 2/01/12	100,000	109,875
Rochester, Minnesota Health Care Facilities Revenue - Mayo Medical Center Project, 5.875%, Due 11/15/08	20,000	22,700
Roseville, Minnesota Independent School District Number 623 GO - School District Credit Enhancement Program Project, 5.00%, Due 2/01/17 (e)	100,000	105,250
Sartell, Minnesota Independent School District Number 748 GO, 4.75%, Due 2/01/12 (e)	20,000	21,225
Sauk Rapids, Minnesota Housing and Redevelopment Authority Public Facility Lease Revenue, 5.00%, Due 2/01/18	30,000	30,037
Shakopee, Minnesota Independent School District Number 720 GO, 4.50%, Due 2/01/13	15,000	15,338
Southern Minnesota Municipal Power Agency Power Supply System Revenue:
5.00%, Due 1/01/06 (i)	25,000	26,281
5.25%, Due 1/01/15 (e)	50,000	54,687
5.70%, Due 1/01/05 (i)	20,000	20,400
St. Cloud, Minnesota Housing and Redevelopment Authority In and For Revenue - State University Foundation Project, 4.25%, Due 5/01/12	20,000	20,625
St. Paul, Minnesota Housing and Redevelopment Authority MFHR Refunding - Wellington Project, 5.10%, Due 2/01/24 (e)	20,000	20,300
St. Paul, Minnesota Independent School District Number 625 GO, 5.375%, Due 2/01/12 (e)	50,000	54,250
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project:
7.375%, Due 8/01/29	30,000	30,075
8.05%, Due 8/01/21 (Pre-Refunded to $100 on 8/01/08)	20,000	24,300
St. Paul, Minnesota Port Authority IDR:
7.10%, Due 11/01/06 (i)	10,000	11,262
7.10%, Due 7/01/08 (i)	10,000	11,763
St. Paul, Minnesota Port Authority Lease Revenue, 5.25%, Due 12/01/27	20,000	20,650
Steele County, Minnesota Health Care Facilities Revenue - Elderly Housing Project, 6.625%, Due 6/01/20	130,000	141,862
Stillwater, Minnesota Independent School District Number 834 GO, 5.00%, Due 2/01/09	10,000	10,875
University of Minnesota University Hospital and Clinics Revenue, 6.75%, Due 12/01/16 (i)	95,000	114,475
Washington County, Minnesota Housing and Redevelopment Authority Government Revenue:
4.60%, Due 2/20/06 (e)	25,000	25,500
5.55%, Due 8/20/28	25,000	25,531
Wayzata, Minnesota Independent School District Number 284 GO Refunding, 5.00%, Due 2/01/11	25,000	26,906
Western Minnesota Municipal Power Agency Minnesota Power Supply Revenue:
5.50%, Due 1/01/12 (e)	45,000	48,319
6.375%, Due 1/01/16 (i)	25,000	28,781
9.75%, Due 1/01/16 (e) (i)	125,000	183,438
Western Minnesota Municipal Power Agency Revenue:
5.50%, Due 1/01/13 (e)	$75,000	$82,406
6.625%, Due 1/01/16 (i)	15,000	18,075
Willmar, Minnesota GO - Rice Memorial Hospital Project, 5.00%, Due 2/01/19 (e)	40,000	41,700
Windom, Minnesota Independent School District Number 177 GO, 4.60%, Due 2/01/15	20,000	20,425

		4,503,352
Puerto Rico 1.9%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 6.00%, Due 7/01/26 (Pre-Refunded to $100 on 7/01/10)	35,000	40,556
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue, 5.25%, Due 7/01/10 (e)	5,000	5,569
Puerto Rico Electric Power Authority Revenue Refunding (e):
5.00%, Due 7/01/16	20,000	21,525
5.25%, Due 7/01/22	25,000	26,250

		93,900

Total Municipal Bonds (Cost $4,601,563)		4,597,252

Variable Rate Municipal Bonds 6.1%
Minnesota
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 1.40%, Due 11/01/26 (Rate Reset Effective 5/07/04)	115,000	115,000
Edina, Minnesota MFMR Refunding - Vernon Terrace Project, 1.85%, Due 7/01/25 (Rate Reset Effective 5/06/04)	190,000	190,000

Total Variable Rate Municipal Bonds (Cost $305,000)		305,000

Total Investments in Securities (Cost $4,906,563) 98.6%		4,902,252
Other Assets and Liabilities, Net 1.4%		69,835

Net Assets 100.0%		$4,972,087

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
5 Ten-Year U.S. Treasury Notes	6/04	$(552,500)	$7,250

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	4	3,063
Options closed	(4)	(3,063)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of period	—	$—

STRONG SHORT-TERM MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 71.2%
Alabama 0.8%
Choctaw County, Alabama Revenue, 3.625%, Due 3/01/09 (e)	$2,825,000	$2,881,500
Mobile, Alabama GO, 6.20%, Due 2/15/07 (i)	1,000,000	1,095,000

		3,976,500
Alaska 0.9%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
5.40%, Due 6/01/08	2,500,000	2,521,875
5.60%, Due 6/01/09	600,000	605,250
5.60%, Due 6/01/10	1,425,000	1,412,531

		4,539,656
Arizona 1.6%
Arizona Tourism and Sports Authority Tax Revenue - Baseball Training Facilities Project:
4.00%, Due 7/01/07	990,000	1,009,800
4.00%, Due 7/01/08	605,000	613,319
Pinal County, Arizona IDA Correctional Facilities Contract Revenue - Florence West Prison Project, 3.875%, Due 10/01/09 (e)	2,980,000	3,002,350
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	3,383,101	3,543,799

		8,169,268
California 6.0%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 6.00%, Due 8/15/05	2,670,000	2,803,500
California Department of Water Resources Power Supply Revenue, 5.50%, Due 5/01/07	250,000	271,562
California GO:
6.30%, Due 10/01/07	1,340,000	1,495,775
6.50%, Due 2/01/07	1,000,000	1,100,000
6.50%, Due 11/01/07	300,000	337,125
7.20%, Due 5/01/07	1,155,000	1,300,819
California Health Facilities Financing Authority Revenue - Paradise Valley Estates Project, 4.75%, Due 1/01/08 (e)	1,285,000	1,339,613
Commerce, California Joint Powers Financing Authority Revenue - Redevelopment Projects, 5.00%, Due 8/01/09 (e):
Series A	710,000	760,587
Series C	220,000	235,675
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
3.375%, Due 6/01/09	1,300,000	1,259,375
3.75%, Due 6/01/10	1,050,000	1,011,938
5.50%, Due 6/01/18	1,500,000	1,545,000
5.50%, Due 6/01/19	2,250,000	2,311,875
5.625%, Due 6/01/20	7,000,000	7,201,250
Pasadena, California Revenue - Huntington Memorial Hospital Project:
4.50%, Due 12/19/06	3,795,599	3,881,000
5.27%, Due 12/19/06	340,466	342,539
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue:
5.00%, Due 3/01/06	680,000	687,650
5.50%, Due 3/01/08	650,000	659,750
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 4.60%, Due 6/01/10	1,510,000	1,426,950

		29,971,983
Colorado 1.8%
Colorado EFA and Cultural Revenue Refunding and Improvement - Denver Academy Project, 5.00%, Due 5/01/08	$1,125,000	$1,115,156
Colorado Health Facilities Authority Hospital Revenue Refunding - Parkview Medical Center Project:
5.50%, Due 9/01/05	630,000	655,987
5.50%, Due 9/01/06	205,000	217,556
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (e)	3,190,000	3,301,650
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project (e):
3.50%, Due 5/15/07	830,000	844,525
4.00%, Due 5/15/09	835,000	850,656
Highlands Ranch, Colorado Metropolitan District Number 3 GO, 5.00%, Due 12/01/06 (e)	580,000	611,900
Interlocken Metropolitan District of Colorado GO Refunding, 5.75%, Due 12/15/11 (e)	1,150,000	1,250,625

		8,848,055
Connecticut 0.6%
Mashantucket Western Pequot Tribe Subordinated Special Revenue, 5.70%, Due 9/01/12	1,400,000	1,470,000
Mohegan Tribe Indians Gaming Authority Public Improvement Revenue, 5.50%, Due 1/01/06	1,630,000	1,672,788

		3,142,788
District of Columbia 0.1%
District of Columbia Tobacco Settlement Financing Revenue, 5.375%, Due 5/15/10	500,000	494,375
Florida 4.3%
Brevard County, Florida HFA Homeowner Mortgage Revenue Refunding, 6.50%, Due 9/01/22 (e)	358,000	371,958
Brevard County, Florida Utility Revenue, 5.25%, Due 3/01/08 (e)	690,000	753,825
Brooks of Bonita Springs Community Development District Capital Improvement Revenue, 6.20%, Due 5/01/19	2,600,000	2,665,000
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project:
5.00%, Due 12/01/06	2,710,000	2,882,762
5.00%, Due 12/01/07	1,255,000	1,355,400
Duval County, Florida HFA MFHR - Lindsay Terrace Apartments Project, 5.00%, Due 1/01/12 (e)	1,515,000	1,581,281
Escambia County, Florida HFA SFMR Refunding - Multi County Project, 6.95%, Due 4/01/24 (e)	2,300,000	2,469,625
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	1,300,000	1,285,375
Hillsborough County, Florida HFA MFHR - Oaks at Riverview Project, 2.125%, Due 1/01/07	2,500,000	2,462,500
Hillsborough County, Florida IDA Hospital Revenue Refunding - Tampa General Hospital Project:
5.00%, Due 10/01/07	1,355,000	1,436,300
5.00%, Due 10/01/08	1,250,000	1,325,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Manatee County, Florida HFA SFMR Refunding, 6.50%, Due 11/01/23 (e)	$540,000	$575,775
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 5.75%, Due 11/15/06	1,500,000	1,498,125
Ocean Highway and Port Authority Solid Waste PCR Refunding, 6.50%, Due 11/01/06	305,000	320,631
Volusia County, Florida EFA Revenue Refunding - Embry-Riddle Aeronautical Project, 2.50%, Due 10/15/06 (e)	745,000	745,931

		21,729,488
Georgia 1.0%
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	3,254,445	3,246,309
Gainesville, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	1,042,294	1,039,688
Putnam County, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	614,566	613,030

		4,899,027
Illinois 2.7%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	640,000	650,976
Chicago, Illinois GO Refunding, 5.25%, Due 1/01/08 (e)	1,500,000	1,603,125
Chicago, Illinois Transit Authority Capital Revenue, 4.25%, Due 6/01/08 (e)	2,000,000	2,040,820
Godley, Illinois Park District GO, 3.65%, Due 12/01/05	340,000	345,950
Illinois DFA PCR Refunding - Central Illinois Public Service Corporation, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	2,500,000	2,615,625
Illinois DFA Revenue - Community Rehabilitation Providers Facilities Project, 4.90%, Due 7/01/07	165,000	162,731
Illinois Health Facilities Authority Revenue:
Condell Medical Center Project, 6.00%, Due 5/15/10	1,530,000	1,637,100
Decatur Memorial Hospital Project, 4.20%, Due 10/01/05	670,000	690,938
Memorial Medical Center Systems Project, 5.25%, Due 10/01/09 (e)	625,000	678,906
Illinois Health Facilities Authority Revenue Refunding:
Advocate Health Care Project, 5.30%, Due 8/15/07	630,000	678,037
Lutheran General Health Systems Project, 7.00%, Due 4/01/08 (e)	1,000,000	1,101,250
Kane, Cook and Du Page Counties, Illinois School District Number 46 Elgin Lease Purchase, 6.07%, Due 6/21/05 (f)	1,073,527	1,096,340

		13,301,798
Iowa 0.1%
Tobacco Settlement Authority of Iowa Tobacco Settlement Revenue, 5.50%, Due 6/01/11	535,000	520,956
Kansas 0.4%
Lenexa, Kansas Industrial Revenue - W.W. Grainger, Inc. Project, 4.00%, Due 12/15/08	500,000	508,750
Reno, Sedgwick and Finney Counties, Kansas SFMR, Zero %, Due 4/01/16 (e) (i)	2,575,000	1,493,500

		2,002,250
Louisiana 1.3%
Calcasieu Parish, Louisiana IDB PCR Refunding - Gulf States Utilities Company Project, 6.75%, Due 10/01/12	$1,500,000	$1,505,430
De Soto Parish, Louisiana Environmental Improvement Revenue - International Paper Company Project, 7.70%, Due 11/01/18	1,750,000	1,830,553
Epps, Louisiana COP, 7.25%, Due 6/01/09	2,350,000	2,358,812
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (i)	1,000,000	841,250

		6,536,045
Massachusetts 2.6%
Massachusetts Health and EFA Revenue:
Caritas Christi Obligated Group Project, 5.25%, Due 7/01/06	1,500,000	1,571,250
Caritas Christi Obligated Group Project, 5.25%, Due 7/01/07	2,510,000	2,660,600
Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08	750,000	813,750
Eye and Ear Infirmary Project, 5.25%, Due 7/01/09 (e)	775,000	818,594
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding - Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05	3,750,000	3,813,225
Massachusetts Industrial Finance Agency Water Treatment Revenue - Massachusetts-American Hingham Project, 6.25%, Due 12/01/10	2,980,000	3,151,350

		12,828,769
Michigan 1.4%
Eaton County, Michigan GO, 2.75%, Due 12/01/06	6,500,000	6,532,370
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 6.00%, Due 7/01/05	510,000	520,838
Pontiac, Michigan Tax Increment Finance Authority Revenue Refunding, 4.00%, Due 6/01/05 (e)	215,000	219,352

		7,272,560
Minnesota 1.1%
Minnesota COP, 3.50%, Due 6/30/07	2,173,155	2,189,454
Minnesota GO - Duluth Airport Lease Revenue Project, 6.25%, Due 8/01/14	500,000	525,625
Minnesota Higher EFA Revenue - Hamline University Project, 5.65%, Due 10/01/07	125,000	133,906
St. Paul, Minnesota Housing and Redevelopment Authority Parking Revenue - Allina Health System Gold Ramp Project, 4.95%, Due 3/01/06	2,000,000	2,070,000
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	620,000	621,550

		5,540,535
Mississippi 1.8%
Alcorn County, Corinth, Mississippi Hospital Revenue Refunding - Magnolia Regional Health Center Project, 5.75%, Due 10/01/13 (e)	1,000,000	1,071,250
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05 (c)	8,000,000	8,190,000

		9,261,250

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Missouri 2.7%
Boone County, Missouri Hospital Revenue Refunding, 5.00%, Due 8/01/09	$3,605,000	$3,776,237
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	3,195,000	3,246,919
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	5,500,000	5,445,000
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.30%, Due 10/01/06	1,125,000	1,143,788

		13,611,944
Montana 0.7%
Billings, Montana Tax Incremental Urban Renewal Refunding:
2.96%, Due 3/01/06	1,260,000	1,261,575
3.38%, Due 3/01/07	1,300,000	1,296,750
3.80%, Due 3/01/08	995,000	991,269

		3,549,594
New Hampshire 0.4%
New Hampshire Health and EFA Revenue - Southern New Hampshire Medical Center Project:
3.00%, Due 10/01/06	490,000	496,125
4.00%, Due 10/01/07	1,420,000	1,475,025

		1,971,150
New Jersey 1.0%
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 4.50%, Due 7/01/06	1,500,000	1,554,375
Capital Health System Obligation Group Project, 5.50%, Due 7/01/11	720,000	766,800
Jersey City Medical Center Project, 4.80%, Due 8/01/21 (e)	1,500,000	1,563,750
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	1,050,000	1,073,656

		4,958,581
New Mexico 0.5%
Chaves County, New Mexico Gross Receipts Tax Revenue, 5.00%, Due 7/01/21 (e)	2,125,000	2,164,844
New Mexico Educational Assistance Foundation Student Revenue Refunding, 7.05%, Due 3/01/10	360,000	378,151

		2,542,995
New York 10.3%
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	4,600,000	3,829,500
New York Homeowner Mortgage Agency Revenue, 2.65%, Due 10/01/08	1,200,000	1,167,000
New York Housing Finance Agency Revenue Refunding - Health Facilities Project, 6.00%, Due 11/01/07	5,000,000	5,393,750
New York Mortgage Agency Homeowner Mortgage Revenue, 2.95%, Due 10/01/17	785,000	794,813
New York, New York GO:
5.00%, Due 8/01/06	2,780,000	2,943,325
5.00%, Due 8/01/07	1,000,000	1,068,750
6.125%, Due 8/01/06	220,000	238,425
8.25%, Due 6/01/06	700,000	784,000
8.25%, Due 6/01/07	1,650,000	1,911,937
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Project:
5.60%, Due 7/01/05	$1,055,000	$1,062,913
6.50%, Due 7/01/06	1,740,000	1,757,400
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	5,000,000	5,362,500
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/07	7,500,000	7,978,125
5.00%, Due 6/01/09	4,500,000	4,509,720
5.00%, Due 6/01/10	4,500,000	4,622,085
5.00%, Due 6/01/11	5,390,000	5,592,125
5.25%, Due 6/01/13 (e)	2,420,000	2,607,550

		51,623,918
North Carolina 0.6%
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.00%, Due 1/01/09	2,000,000	2,165,000
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding, 6.00%, Due 1/01/06 (e)	790,000	834,437
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07	115,000	127,650

		3,127,087
Ohio 1.1%
Beavercreek, Ohio City School District TAN, 4.00%, Due 12/01/05	2,070,000	2,119,163
Franklin County, Ohio EDR Refunding - Capitol South Community Urban Program, 4.85%, Due 6/01/06	1,330,000	1,381,537
Lucas County, Ohio Hospital Revenue Refunding - ProMedica Healthcare Obligation, 5.75%, Due 11/15/09 (e)	1,500,000	1,648,125
Montgomery County, Ohio Hospital Facilities Revenue - Kettering Medical Center Project, 6.00%, Due 4/01/08	500,000	549,375

		5,698,200
Oklahoma 0.6%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project:
7.10%, Due 8/01/23	890,000	891,113
7.50%, Due 8/01/18	1,260,000	1,308,825
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	550,000	570,625

		2,770,563
Pennsylvania 5.6%
Grove City, Pennsylvania Area Hospital Authority - United Community Hospital Project, 4.75%, Due 7/01/06	660,000	675,675
Lancaster County, Pennsylvania GO (b) (e):
4.50%, Due 11/01/06	1,210,000	1,273,525
4.50%, Due 11/01/07	1,265,000	1,345,644
Pennsylvania EDFA Revenue - Northwestern Human Services Project, 4.875%, Due 6/01/08 (e)	3,295,000	3,472,106
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project:
5.60%, Due 1/01/10	4,750,000	5,029,062
6.00%, Due 1/01/06	1,750,000	1,855,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pennsylvania Higher EFA Revenue:
Independent Colleges and Universities of Pennsylvania Project, 5.00%, Due 11/01/11	$2,080,000	$2,090,400
State System of Higher Education, 4.00%, Due 6/15/10 (e)	1,000,000	1,037,500
Philadelphia, Pennsylvania Hospitals - Jeanes Health System Project, 6.60%, Due 7/01/10	1,935,000	2,026,913
Pittsburgh, Pennsylvania GO Refunding (e):
5.00%, Due 3/01/08	1,950,000	2,030,437
6.00%, Due 3/01/07	1,220,000	1,335,900
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	4,455,000	4,655,475
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue - Moses Taylor Hospital Project:
5.65%, Due 7/01/05	1,000,000	740,000
5.75%, Due 7/01/06	295,000	215,350
5.80%, Due 7/01/07	380,000	273,600

		28,056,587
Puerto Rico 0.6%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	490,000	536,550
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
4.50%, Due 12/01/05	340,000	350,625
4.50%, Due 12/01/06	355,000	370,531
5.00%, Due 2/01/07	300,000	316,125
5.00%, Due 2/01/08	925,000	975,875
5.00%, Due 12/01/08	390,000	412,913

		2,962,619
South Carolina 2.0%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue:
Zero %, Due 1/01/27	7,500,000	787,500
Zero %, Due 1/01/28	2,835,000	279,956
Zero %, Due 1/01/35	11,000,000	715,000
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project:
4.50%, Due 8/01/06	235,000	240,581
4.75%, Due 8/01/07	1,925,000	1,973,125
5.00%, Due 8/01/08	760,000	782,800
South Carolina Ports Authority Ports Revenue (i):
7.60%, Due 7/01/05	1,475,000	1,580,094
7.70%, Due 7/01/06	1,205,000	1,351,106
7.80%, Due 7/01/09	1,255,000	1,444,819
South Carolina Transportation Infrastructure Bank Revenue, 5.00%, Due 10/01/11 (e)	1,000,000	1,091,250

		10,246,231
South Dakota 0.5%
South Dakota EDFA EDR:
Angus Project, 4.25%, Due 4/01/08	225,000	232,594
Angus Project, 4.50%, Due 4/01/09	260,000	270,075
Davis Family Project, 4.375%, Due 4/01/11	775,000	767,250
McEleeg Project, 4.375%, Due 4/01/11 (b)	730,000	728,175
South Dakota Health and EFA Revenue - Sioux Valley Hospital and Health System Project, 5.00%, Due 11/01/05	345,000	360,956

		2,359,050
Tennessee 0.7%
Citizens Gas Utility District Gas Revenue Refunding, 5.15%, Due 1/01/09 (e)	335,000	343,542
Knox County, Tennessee Health, Educational and Housing Facilities Revenue Refunding - Catholic Healthcare Project, 4.50%, Due 10/01/06	$1,645,000	$1,721,081
Tennessee Housing Development Agency - Homeownership Program Project, Zero %, Due 7/01/05	1,585,000	1,539,431

		3,604,054
Texas 3.6%
Anson, Texas Education Facilities Corporation Student Housing Revenue - University of Texas - Waterview Park Project, 4.00%, Due 1/01/08 (e)	630,000	641,813
Austin, Texas Utility System Revenue Refunding, 5.375%, Due 11/15/05	1,500,000	1,518,000
Falcons Lair, Texas Utility and Reclamation District COP, 7.10%, Due 10/15/06 (f) (h)	5,855,000	1,463,750
Harris County, Texas Health Facilities Development Corporation Revenue - Christus Health Project, 5.25%, Due 7/01/07 (e)	1,000,000	1,076,250
Lewisville, Texas Combination Contract Special Assessment Revenue - Castle Hills Number 3 Project, 4.125%, Due 5/01/31 (Mandatory Put at $100 on 11/01/06) (e)	2,550,000	2,661,562
Munimae Trust Certificates, 4.40%, Due 8/24/09 (Mandatory Put at $100 on 12/17/06)	5,165,000	5,216,650
Odessa, Texas Housing Authority MFMR - Section 8 Assisted Project, 6.375%, Due 10/01/11	2,735,000	2,717,906
San Angelo, Texas Independent School District GO Refunding (e):
Zero %, Due 2/15/06	100,000	96,375
Zero %, Due 2/15/07	1,000,000	922,500
Texoma Area Solid Waste Authority Regional Solid Waste Disposal Revenue - Initial Facility Project (b):
4.00%, Due 2/15/07	465,000	476,044
4.25%, Due 2/15/08	435,000	444,788
4.50%, Due 2/15/09	305,000	311,862
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	690,000	709,838

		18,257,338
Utah 0.4%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,300,000	1,283,750
Utah Housing Corporation SFMR, 3.15%, Due 7/01/08	650,000	650,000

		1,933,750
Virgin Islands 1.5%
Virgin Islands Public Finance Authority Revenue:
5.50%, Due 10/01/06 (e)	3,185,000	3,407,950
6.00%, Due 10/01/05	1,695,000	1,760,681
6.00%, Due 10/01/06	1,000,000	1,057,500
6.00%, Due 10/01/07	1,250,000	1,334,375

		7,560,506
Virginia 0.7%
Fairfax County, Virginia Redevelopment and Housing Authority MFHR Refunding - Burke Shire Commons Project, 7.60%, Due 10/01/36	2,000,000	2,182,500

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pocahontas Parkway Association Toll Road Capital Appreciation Revenue, Zero %, Due 8/15/07	$1,850,000	$1,258,000

		3,440,500
Washington 2.8%
Clark County, Washington Industrial Revenue Bond Public Corporation Solid Waste Disposal Project Revenue - Camas Power Boiler LP Project, 3.375%, Due 8/01/07 (e)	5,130,000	5,134,976
Seattle, Washington Museum Development Authority Special Obligation Revenue Refunding, 6.40%, Due 7/01/24	5,000,000	5,037,550
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	205,000	217,300
Tobacco Settlement Authority of Washington Tobacco Settlement Revenue, 5.00%, Due 6/01/08	1,350,000	1,324,688
Walla Walla, Washington Housing Authority Revenue - Wilbur Manor Project, 6.25%, Due 12/01/11	1,015,000	1,001,044
Washington Public Power Supply System Nuclear Project Number 2 Revenue Refunding, Zero %, Due 7/01/06 (e)	1,500,000	1,430,625

		14,146,183
West Virginia 0.6%
Ohio County, West Virginia Building Commission Revenue - Ohio Valley Medical Center Project, 7.00%, Due 10/01/10 (i)	405,000	453,600
Weirton, West Virginia Municipal Hospital Building Commission Revenue - Weirton Medical Center Project, 4.50%, Due 12/01/05	1,045,000	1,069,819
West Virginia Public Energy Authority Energy Revenue - Morgantown Associates Project, 5.05%, Due 7/01/08 (e)	1,415,000	1,457,450

		2,980,869
Wisconsin 5.8%
Badger Tobacco Asset Securitization Corporation Revenue:
5.00%, Due 6/01/08	1,475,000	1,447,344
5.50%, Due 6/01/10	2,260,000	2,234,575
5.75%, Due 6/01/11	1,530,000	1,512,787
5.75%, Due 6/01/12	2,000,000	1,950,000
Forest County, Wisconsin Potawatomie Community General Credit Revenue Refunding - Health Center Project, 6.00%, Due 12/01/09	5,165,000	5,261,844
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
4.85%, Due 12/01/07	570,000	588,525
5.05%, Due 12/01/08	605,000	627,687
5.20%, Due 12/01/09	650,000	676,813
Pleasant Prairie, Wisconsin Water and Sewer System Revenue BAN, 4.00%, Due 10/01/07	3,935,000	4,121,913
Stevens Point, Wisconsin Community Development Authority Housing Mortgage Revenue, 6.50%, Due 9/01/09 (i)	25,000	27,844
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	1,000,000	1,017,500
Divine Savior Healthcare Project, 4.45%, Due 5/01/07 (e)	175,000	181,125
Froedtert and Community Health Obligated Group Project, 5.50%, Due 10/01/07	700,000	756,875
Marshfield Clinic Project:
4.50%, Due 2/15/06	$200,000	$204,500
5.75%, Due 2/15/07	350,000	367,062
National Regency of New Berlin, Inc. Project, 7.75%, Due 8/15/15	3,215,000	3,259,206
National Regency of New Berlin, Inc. Project, 8.00%, Due 8/15/25	990,000	1,011,038
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	1,000,000	1,053,750
Wisconsin Petroleum Inspection Fee Revenue, 5.50%, Due 7/01/10	2,550,000	2,706,188

		29,006,576

Total Municipal Bonds (Cost $359,626,874)		357,443,598

Variable Rate Municipal Bonds 10.7%
Arizona 0.4%
Maricopa County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective 8/01/07)	1,175,000	1,189,687
Santa Cruz County, Arizona IDA IDR - Citizens Utility Company Project, 4.75%, Due 8/01/20 (Putable at $100 on 8/01/07)	815,000	825,188

		2,014,875
California 1.9%
ABAG Finance Authority for Nonprofit Corporations Revenue MFHR Refunding - United Dominion Project, 6.25%, Due 8/15/30 (Mandatory Put at $100 on 8/15/08)	2,000,000	2,192,500
California Statewide Communities Development Authority Revenue - Kaiser Permanente Project, 2.30%, Due 4/01/34 (Mandatory Put at $100 on 5/01/07)	7,500,000	7,396,875

		9,589,375
Florida 0.6%
Highlands County, Florida Health Facilities Authority Revenue - Adventist Health/ Sunbelt Hospital Project, 3.35%, Due 11/15/32 (Mandatory Put at $100 on 9/01/05)	2,750,000	2,798,125

Illinois 1.2%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	340,000	343,825
Illinois Health Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Putable at $100 and Rate Reset Effective 12/01/06) (e)	5,500,000	5,726,875
Peoria County, Illinois Congregate Care Revenue – St. Francis Woods Project, 5.35%, Due 4/01/28 (f) (h)	176,978	176,536

		6,247,236
Kansas 0.3%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Project, 4.75%, Due 9/01/15 (Mandatory Put at $100 on 10/01/07)	1,605,000	1,699,294

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Michigan 0.7%
Michigan Hospital Finance Authority Revenue - Ascension Health Credit Project, 5.30%, Due 11/15/33 (Mandatory Put at $100 on 11/15/06)	$795,000	$860,587
Michigan Strategic Fund Solid Waste Disposal Revenue Refunding, 3.00%, Due 12/01/13 (Mandatory Put at $100 on 2/01/07)	2,500,000	2,468,750

		3,329,337
Pennsylvania 1.0%
Pennsylvania Housing Finance Agency SFMR, 1.61%, Due 6/01/08 (Rate Reset Effective 5/12/04) (e)	5,000,000	5,000,000

Ohio 0.5%
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	2,350,000	2,352,938

Texas 2.2%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	1,495,000	1,558,538
Lancaster, Texas HFC MFHR - Intervest-Lancaster Project (f):
2.88%, Due 6/15/06	2,627,175	2,364,457
3.18%, Due 6/15/06	332,000	298,800
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	5,450,000	5,633,937
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,105,000	1,160,250

		11,015,982
Washington 0.4%
Chelan County, Washington Public Utility District Number 1 Consolidated Revenue - Chelan Hydro Project, 5.70%, Due 7/01/68 (Pre-Refunded to $100 on 7/01/05)	1,865,000	1,960,581

West Virginia 0.4%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	2,000,000	1,992,500

Wisconsin 0.5%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	2,500,000	2,431,250

Multiple States 0.6%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	3,000,000	2,977,500

Total Variable Rate Municipal Bonds (Cost $53,242,037)		53,408,993

Short-Term Investments (a) 18.7%
Municipal Bonds 4.0%
California 0.1%
California Statewide Communities Development Authority Revenue - Henry Mayo Newhall Memorial Hospital Project, 4.00%, Due 10/01/04 (e)	$750,000	$755,925

Colorado 0.0%
Colorado Educational and Cultural Facilities Authority Revenue Refunding - Colorado Public Radio Project, 3.10%, Due 7/01/04	210,000	210,414

Florida 1.5%
Miami Beach, Florida Health Facilities Authority Hospital Revenue - Mount Sinai Medical Center Project, 5.50%, Due 11/15/35 (Called on 4/28/04 at $100 Effective 5/15/04)	6,305,000	6,305,000
Miami Beach, Florida Redevelopment Agency Incremental Tax Revenue, 9.125%, Due 12/01/04	800,000	803,400

		7,108,400
Illinois 0.5%
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.80%, Due 1/01/05	170,000	174,117
Chicago Ridge, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 3.70%, Due 12/15/04	1,300,000	1,303,796
Godley, Illinois Park District GO, 5.50%, Due 12/01/04	325,000	331,078
Illinois EFA Revenue - Lewis University Project, 5.30%, Due 10/01/04	310,000	313,218
Naperville City, Du Page and Will Counties, Illinois EDR Refunding - Illinois Hospital and Health Systems Association Project, 5.70%, Due 5/01/04 (e)	515,000	515,000

		2,637,209
Kansas 0.3%
Kansas State Independent College Finance Authority RAN, 3.85%, Due 5/01/04	1,300,000	1,300,000

Kentucky 0.3%
Nelson County, Kentucky Industrial Building Revenue - Mabex Universal Corporation Project, 6.50%, Due 4/01/05 (e)	1,450,000	1,501,432

Michigan 0.2%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 6.00%, Due 7/01/04	1,005,000	1,010,306

Mississippi 0.2%
Mississippi Higher Education Revenue, 6.60%, Due 1/01/05	1,000,000	1,023,280

New York 0.3%
Nassau County, New York Industrial Development Agency Civic Facility Revenue - North Shore Health System Project, 4.50%, Due 11/01/04	1,545,000	1,569,473

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ohio 0.2%
Cleveland, Ohio City School District Energy Conservation GO, 6.53%, Due 9/15/04	$865,000	$880,708

Puerto Rico 0.1%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding - Ana G. Mendez University System Project, 4.00%, Due 12/01/04	325,000	328,045

Washington 0.0%
Port Vancouver, Washington GO, 6.00%, Due 12/01/04 (e)	100,000	102,722

Wisconsin 0.3%
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	1,030,000	1,031,916
Wisconsin Health and EFA Revenue - Marshfield Clinic Project, 5.25%, Due 2/15/05	300,000	306,444

		1,338,360

Total Municipal Bonds		19,766,274

Variable Rate Municipal Bonds 14.7%
Alabama 0.1%
Jefferson County, Alabama Sewer Revenue Refunding, 1.00%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 5/07/04) (e)	250,000	250,000

Arizona 1.0%
Maricopa County, Arizona Pollution Control Corporation PCR - Public Service Company Project, 1.95%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	5,000,000	5,021,950

California 0.2%
California Statewide Communities Development Authority COP - Retirement Housing Foundation Project, 1.90%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 5/26/04) (e)	1,000,000	1,000,000

Colorado 0.4%
Aspen Valley Hospital District Revenue, 1.23%, Due 10/15/33 (Putable at $100 and Rate Reset Effective 5/10/04) (e)	2,000,000	2,000,000

Georgia 1.0%
Marietta, Georgia Authority MFHR Refunding:
Wood Glen Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	110,000	110,409
Wood Knoll Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	4,935,000	4,953,358

		5,063,767
Illinois 4.3%
Illinois DFA PCR Refunding - Illinois Power Company Project (e):
1.40%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 5/11/04)	7,630,000	7,630,000
1.55%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 5/17/04)	14,115,000	14,114,504

		21,744,504
Michigan 2.0%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.15%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 5/13/04) (e)	$10,000,000	$10,000,000

Mississippi 0.3%
Mississippi Business Finance Corporation PCR Refunding - Mississippi Power Company Project, 1.15%, Due 9/01/28 (Putable at $100 and Rate Reset Effective 5/12/04)	1,392,000	1,392,000

Missouri 0.0%
Jackson County, Missouri IDA MFHR - Pine Valley Apartments Project, 5.20%, Due 3/01/28 (Mandatory Put at $100 on 7/01/04) (f) (h)	360,000	108,000

Ohio 0.9%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 on 2/01/05) (f)	1,050,000	968,531
Ohio Air Quality Development Authority PCR - Ohio Edison Project, 5.80%, Due 6/01/16 (Mandatory Put at $100 on 12/01/04)	1,525,000	1,554,082
Perry County, Ohio Nursing Facilities Revenue Refunding - New Lexington Health Care Project, 4.75%, Due 9/01/10 (Mandatory Put at $100 on 9/01/04) (e)	1,825,000	1,825,000

		4,347,613
Pennsylvania 0.4%
Montgomery County, Pennsylvania IDA PCR Refunding - Peco Energy Company, 5.20%, Due 10/01/30 (Mandatory Put at $100 on 10/01/04)	2,000,000	2,029,680

South Carolina 1.2%
York County, South Carolina PCR, 1.15%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 5/26/04)	6,200,000	6,200,000

Tennessee 0.2%
Nashville and Davidson County, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.40%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 7/31/04) (e)	1,200,000	1,200,000

Texas 2.1%
Bexar County, Texas HFC MFHR - Park Ridge Apartments Project, 5.50%, Due 5/01/35 (Mandatory Put at $100 on 5/01/04) (g)	4,765,000	4,175,331
Northwest Trails Apartment Trust Pass-Thru Certificates, 5.50%, Due 4/01/13 (Mandatory Put at $100 on 5/18/04)	7,115,000	6,403,500

		10,578,831

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Multiple States 0.6%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	$3,000,000	$3,003,210

Total Variable Rate Municipal Bonds		73,939,555

Total Short-Term Investments (Cost $94,705,406)		93,705,829

Total Investments in Securities (Cost $507,574,317) 100.6%		504,558,420
Other Assets and Liabilities, Net ( 0.6%)		(3,218,263)

Net Assets 100.0%		$501,340,157

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
190 Five-Year U.S. Treasury Notes	6/04	$(60,363,313)	$330,469
284 Two-Year U.S. Treasury Notes	6/04	(20,888,125)	486,672

SWAPS

Open swap contracts at April 30, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation
JP Morgan Chase Credit Protection* (expires 12/20/06)	2,000,000	0.48%	$2,000,000	$173

*	Protection against credit rating decline of American Electric Power Company, Inc.

STRONG WISCONSIN TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 93.8%
Arizona 3.4%
Maricopa County, Arizona IDA SFMR, Zero %, Due 12/31/14 (i)	$3,000,000	$1,848,750

Guam 0.4%
Guam Government GO, 5.20%, Due 11/15/08	10,000	10,038
Guam Government Infrastructure Improvement GO, 5.50%, 11/01/08	20,000	22,225
Guam Power Authority Revenue:
5.25%, Due 10/01/13	195,000	195,731
5.25%, Due 10/01/13, Series A	5,000	5,444

		233,438
Northern Mariana Islands 0.3%
Commonwealth of Northern Mariana Islands, 5.50%, Due 6/01/07 (e)	150,000	162,375

Puerto Rico 19.2%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	750,000	769,687
5.00%, Due 5/15/09	250,000	255,000
5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	800,000	876,000
6.00%, Due 7/01/26 (Pre-Refunded to $100 on 7/01/10)	$480,000	$556,200
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue, 10.25%, Due 7/01/09 (i)	375,000	457,031
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12 (e)	25,000	29,500
Commonwealth of Puerto Rico Capital Appreciation GO, Zero %, Due 7/01/06	5,000	4,762
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue (e):
5.50%, Due 7/01/11	370,000	418,100
5.50%, Due 7/01/13	200,000	225,250
Commonwealth of Puerto Rico Medical Services Administration COP:
3.75%, Due 6/01/05	250,000	250,332
3.90%, Due 12/01/05	255,000	255,194
4.00%, Due 6/01/06	265,000	265,138
4.15%, Due 12/01/06	270,000	270,135
4.25%, Due 6/01/07	275,000	275,083
Commonwealth of Puerto Rico Public Improvement GO, 5.25%, Due 7/01/11	100,000	109,375
Commonwealth of Puerto Rico Public Improvement GO Refunding, 5.50%, Due 7/01/16 (e)	200,000	224,750
Puerto Rico Electric Power Authority Revenue Refunding:
Zero %, Due 7/01/17	170,000	88,612
5.00%, Due 7/01/11(e)	100,000	109,875
5.25%, Due 7/01/22 (e)	675,000	708,750
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17	600,000	630,750
Puerto Rico Industrial, Medical and Environmental PCFA Facilities Revenue - PepsiCo, Inc. Project, 6.25%, Due 11/15/13	50,000	51,370
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue:
Ana G. Mendez University System Project, 4.50%, Due 12/01/07	370,000	387,575
Ana G. Mendez University System Project, 5.00%, Due 2/01/09	120,000	126,450
Ana G. Mendez University System Project, 5.00%, Due 12/01/09	405,000	428,288
Ana G. Mendez University System Project, 5.00%, Due 12/01/10	430,000	452,037
Ana G. Mendez University System Project, 5.375%, Due 2/01/29	35,000	34,475
Dr. Pila Hospital Project, 5.875%, Due 8/01/12 (e)	70,000	74,813
Hospital Auxilio Mutuo Project, 5.50%, Due 7/01/17 (e)	215,000	234,081
Hospital de la Concepcion Project, 6.50%, Due 11/15/20	25,000	28,500
University of the Sacred Heart Project, 4.25%, Due 9/01/07	100,000	103,750
Puerto Rico Municipal Finance Agency GO, 5.75%, Due 8/01/13 (e)	300,000	339,000
Puerto Rico Municipal Finance Agency GO Refunding, 5.625%, Due 8/01/10 (e)	25,000	28,125
Puerto Rico Municipal Finance Agency Revenue, 5.25%, Due 8/01/21 (e)	500,000	531,250

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Puerto Rico Municipal Finance Agency Revenue Refunding, 5.00%, Due 7/01/08 (e)	$20,000	$21,700
Puerto Rico Power Authority Revenue, 5.25%, Due 7/01/29 (e)	300,000	309,750
Puerto Rico Public Buildings Authority Guaranteed Public Education and Health Facilities Revenue Refunding, 5.60%, Due 7/01/08	25,000	27,437
Puerto Rico Public Buildings Authority Guaranteed Revenue, 5.00%, Due 7/01/13 (e)	10,000	10,700
Puerto Rico Public Finance Corporation Revenue, 5.50%, Due 8/01/17 (e)	400,000	439,000

		10,407,825
Virgin Islands 6.0%
University of the Virgin Islands Refunding and Improvement Revenue (e):
5.30%, Due 12/01/08	45,000	49,106
5.85%, Due 12/01/14	150,000	164,250
Virgin Islands Public Finance Authority Revenue:
5.20%, Due 10/01/09	150,000	159,000
5.50%, Due 10/01/07	650,000	697,125
5.50%, Due 10/01/08 (e)	425,000	465,906
5.875%, Due 10/01/18	1,665,000	1,694,138

		3,229,525
Wisconsin 64.5%
Ashwaubenon, Wisconsin Community Development Authority Lease Revenue - Arena Project:
4.80%, Due 6/01/16	20,000	20,700
5.05%, Due 6/01/19	100,000	103,625
5.10%, Due 6/01/20	790,000	820,612
5.70%, Due 6/01/24 (Pre-Refunded to $100 on 6/01/09)	430,000	485,900
5.80%, Due 6/01/29 (Pre-Refunded to $100 on 6/01/09)	185,000	209,744
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding:
4.00%, Due 3/01/06	75,000	75,750
4.50%, Due 3/01/08	65,000	66,544
4.70%, Due 3/01/10	95,000	97,731
4.80%, Due 3/01/11	80,000	82,400
Beloit, Wisconsin Community Development Authority Lease Revenue, 5.50%, Due 3/01/20	800,000	829,000
Bristol, Wisconsin Community Development Authority Lease Revenue, 6.125%, Due 3/01/12	595,000	633,675
Brown County, Wisconsin Housing Authority Student Housing Revenue - University Village Housing, Inc. Project:
4.20%, Due 4/01/12	50,000	50,125
4.50%, Due 4/01/14	100,000	100,125
5.125%, Due 4/01/21	10,000	10,188
5.25%, Due 4/01/11	80,000	81,700
5.40%, Due 4/01/17	105,000	107,494
Cudahy, Wisconsin Community Development Authority Redevelopment Lease Revenue:
4.00%, Due 6/01/16	180,000	173,700
4.25%, Due 6/01/18	280,000	271,950
4.35%, Due 6/01/19	350,000	340,375
4.70%, Due 6/01/09	175,000	187,031
Dane County, Wisconsin Housing Authority MFHR - Forest Harbor Apartments Project (e):
5.85%, Due 7/01/11	$125,000	$125,334
5.90%, Due 7/01/12	125,000	125,298
Deforest, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 6.25%, Due 2/01/18	1,000,000	1,017,030
Franklin, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding, 4.80%, Due 4/01/09	600,000	624,750
Glendale, Wisconsin Community Development Authority Lease Revenue:
3.70%, Due 9/01/08	170,000	174,462
5.00%, Due 10/01/19	45,000	45,956
5.30%, Due 9/01/15 (Pre-Refunded to $100 on 9/01/08)	170,000	187,850
Grant County, Wisconsin Housing Authority Revenue Refunding - Orchard Manor Project:
4.90%, Due 7/01/10	100,000	105,625
5.35%, Due 7/01/26	510,000	510,637
Green Bay, Brown County, Wisconsin Professional Football Stadium Revenue - Lambeau Field Renovation Project (e):
4.15%, Due 2/01/08	60,000	62,925
4.45%, Due 2/01/11	10,000	10,513
4.75%, Due 2/01/14 (c)	175,000	181,344
5.00%, Due 2/01/19	140,000	144,025
Green Bay, Wisconsin Redevelopment Authority Lease Revenue - Pine Street Parking Ramp Project, 5.15%, Due 4/01/13	100,000	105,500
Hartford, Wisconsin Community Development Authority Community Development Lease Revenue, 6.15%, Due 12/01/09	240,000	246,962
Johnson Creek, Wisconsin Community Development Authority Community Development Lease Revenue, 4.65%, Due 12/01/12	245,000	254,800
Kenosha, Wisconsin Housing Authority MFHR - Villa Ciera Project, 6.00%, Due 11/20/41 (e)	200,000	206,000
Lake Delton, Wisconsin Community Development Authority MFHR - Woodland Park Project, 5.40%, Due 2/20/43 (e)	180,000	181,350
Madison, Wisconsin Community Development Authority Lease Revenue - Monona Terrace Community Project, 6.00%, Due 3/01/08	5,000	5,194
Madison, Wisconsin Community Development Authority MFHR - Nichols Station II Project, 4.95%, Due 12/01/07 (e)	40,000	40,019
Madison, Wisconsin Community Development Authority Redevelopment Revenue - Meriter Retirement Services, 5.90%, Due 12/01/08	40,000	39,850
Madison, Wisconsin Community Development Authority Student Housing Revenue - Edgewood College Project, 6.25%, Due 4/01/14	500,000	501,990
Milwaukee, Wisconsin Housing Authority MFHR Refunding - Veterans Housing Project, 5.10%, Due 7/01/22 (e)	1,000,000	1,023,750

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Milwaukee, Wisconsin Redevelopment Authority Revenue - Milwaukee School of Engineering Project (e):
4.20%, Due 10/01/10	$100,000	$103,625
5.05%, Due 7/01/19	470,000	478,812
5.15%, Due 7/01/20	470,000	479,400
5.20%, Due 7/01/21	470,000	478,813
5.30%, Due 7/01/22	470,000	479,400
5.35%, Due 7/01/23	470,000	478,225
Milwaukee, Wisconsin Redevelopment Authority Revenue:
Summerfest Project, 4.20%, Due 8/01/11	95,000	98,087
YMCA Metropolitan Milwaukee, Inc. Project - 5.00%, Due 12/1/18 (e)	40,000	40,450
YWCA Greater Milwaukee Project, 4.70%, Due 6/01/09 (e)	45,000	47,306
Muskego, Wisconsin Community Development Authority Lease Revenue:
4.75%, Due 6/01/19	200,000	200,750
4.75%, Due 6/01/20	200,000	200,250
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project:
Zero %, Due 5/01/05	70,000	67,246
Zero %, Due 11/01/05	65,000	61,181
Zero %, Due 5/01/06	70,000	63,700
Zero %, Due 11/01/06	65,000	57,687
New Berlin, Wisconsin Housing Authority Revenue Refunding - Apple Glen Project, 6.70%, Due 11/01/20	650,000	651,625
New Berlin, Wisconsin Housing Authority Revenue Refunding - Pinewood Creek Project:
6.80%, Due 11/01/12	165,000	166,238
6.85%, Due 5/01/13	160,000	161,200
7.125%, Due 5/01/24	1,535,000	1,535,000
Oakfield, Wisconsin Community Development Authority Revenue Refunding:
4.10%, Due 12/01/05	30,000	30,862
4.20%, Due 12/01/06	45,000	46,856
4.40%, Due 12/01/08	50,000	51,250
5.40%, Due 12/01/21	350,000	363,125
Oconto Falls, Wisconsin Community Development Authority Lease Revenue:
4.05%, Due 6/01/09	150,000	155,438
4.15%, Due 6/01/07	100,000	104,375
4.15%, Due 6/01/08	150,000	157,125
4.60%, Due 6/01/14	135,000	137,869
4.65%, Due 6/01/15	175,000	178,062
4.90%, Due 6/01/18	200,000	203,250
Omro, Wisconsin Community Development Authority Revenue:
5.75%, Due 12/01/06	50,000	50,957
5.875%, Due 12/01/11	635,000	643,884
Onalaska, Wisconsin Community Development Authority Revenue Refunding, 5.30%, Due 6/01/15	210,000	219,975
Osceola, Wisconsin Redevelopment Authority Lease Revenue:
4.65%, Due 12/01/10	200,000	209,000
4.75%, Due 12/01/11	325,000	339,219
5.15%, Due 12/01/15	350,000	362,250
5.375%, Due 12/01/20	530,000	551,200
Oshkosh, Wisconsin Elderly Housing Authority Revenue Refunding - Villa Saint Theresa, Inc. Project, 5.90%, 6/01/24 (e)	50,000	51,250
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding:
3.50%, Due 12/01/05	$105,000	$107,231
3.65%, Due 12/01/07	35,000	35,394
4.00%, Due 12/01/07	20,000	20,600
4.125%, Due 12/01/08	135,000	139,725
4.40%, Due 12/01/11	120,000	124,500
4.50%, Due 12/01/11	80,000	81,100
4.50%, Due 12/01/12	160,000	164,600
4.85%, Due 12/01/14	90,000	90,675
4.95%, Due 12/01/15	105,000	105,394
Southeast Wisconsin Professional Baseball Park District League Capital Appreciation COP:
Zero %, Due 12/15/11 (i)	100,000	74,500
Zero %, Due 12/15/13 (c) (e)	90,000	59,963
Zero %, Due 12/15/16 (e) (i)	50,000	28,125
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue:
5.65%, Due 12/15/16 (Pre-Refunded to $101 on 3/13/07)	10,000	11,037
5.75%, Due 12/15/21 (Pre-Refunded to $101 on 3/13/07)	195,000	215,963
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding (e):
5.50%, Due 12/15/12	800,000	895,000
5.50%, Due 12/15/15	50,000	55,750
5.50%, Due 12/15/18	210,000	233,362
5.50%, Due 12/15/26	110,000	118,938
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding - Junior Lien (e):
5.00%, Due 12/15/06	15,000	16,088
5.50%, Due 12/15/09	250,000	279,375
5.50%, Due 12/15/15	1,545,000	1,701,431
5.50%, Due 12/15/16	1,635,000	1,792,369
Sturtevant, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.55%, Due 12/01/09	50,000	50,625
4.40%, Due 12/01/15	300,000	292,125
4.60%, Due 12/01/10	75,000	77,719
4.80%, Due 12/01/12	110,000	112,475
Sun Prairie, Wisconsin Community Development Authority Lease Revenue:
5.00%, Due 2/01/12	25,000	26,344
5.10%, Due 2/01/13	95,000	99,988
5.20%, Due 2/01/14	105,000	111,169
Verona, Wisconsin Community Development Authority Community Development Lease Revenue, 5.375%, Due 12/01/22	750,000	769,687
Waterford, Wisconsin Community Development Authority Redevelopment Lease Revenue:
5.35%, Due 10/01/14	50,000	51,250
5.80%, Due 10/01/23	75,000	78,188
Watertown, Wisconsin Community Development Authority Redevelopment Lease Revenue:
4.25%, Due 5/01/08	50,000	52,000
5.00%, Due 5/01/18	240,000	245,400

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Waukesha County, Wisconsin Authority MFHR - Court Apartments Project, 5.80%, Due 4/01/25 (e)	$55,000	$55,023
Waukesha, Wisconsin Housing Authority Housing Revenue Refunding - Riverwalk Apartments Project, 5.625%, Due 12/01/20	750,000	673,125
Waukesha, Wisconsin Redevelopment Authority Development Revenue - Avalon Square, Inc. Project:
5.00%, Due 6/20/21 (e)	410,000	418,712
8.00%, Due 6/20/43	300,000	274,125
Waukesha, Wisconsin Redevelopment Authority Senior Housing Revenue - Presbyterian Homes Project:
7.25%, Due 6/01/20	10,000	10,175
7.50%, Due 6/01/35	100,000	105,750
Wauwatosa, Wisconsin Housing Authority Revenue Refunding:
Hawthorne Terrace Project:
Zero %, Due 11/01/06	100,000	88,125
Zero %, Due 5/01/07	105,000	89,644
Zero %, Due 11/01/07	100,000	83,125
6.70%, Due 11/01/15	1,200,000	1,203,000
San Camillo Project, 3.00%, Due 8/01/05 (e)	350,000	349,562
Wauwatosa, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 5.65%, Due 12/01/16 (e)	45,000	49,500
Weston, Wisconsin Community Development Authority Lease Revenue:
4.25%, Due 10/01/13	220,000	222,200
4.40%, Due 10/01/14	145,000	146,088
4.55%, Due 10/01/15	130,000	130,487
Wisconsin Center District Junior Dedicated Tax Revenue, 5.70%, Due 12/15/20 (Pre-Refunded to $101 on 12/15/06)	40,000	44,250
Wisconsin Center District Junior Dedicated Tax Revenue Refunding (e):
5.25%, Due 12/15/13	25,000	27,531
5.25%, Due 12/15/15	170,000	185,725
5.25%, Due 12/15/16	465,000	506,269
5.25%, Due 12/15/18	160,000	173,400
5.25%, Due 12/15/19	95,000	102,956
Wisconsin Center District Tax Revenue Refunding (e):
Zero %, Due 12/15/29	250,000	61,875
Zero %, Due 12/15/30	3,300,000	767,250
Zero %, Due 12/15/31	1,000,000	220,000
Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue:
4.65%, Due 9/01/14	65,000	66,300
4.80%, Due 9/01/15	70,000	71,400
4.90%, Due 9/01/16	75,000	76,219
5.00%, Due 9/01/17	80,000	81,300

		34,975,681

Total Municipal Bonds (Cost $50,144,373)		50,857,594

Variable Rate Municipal Bonds 0.9%
Wisconsin
Waukesha County, Wisconsin Housing Authority Housing Revenue Refunding - Brookfield Woods Project, 4.80%, Due 3/01/34 (Mandatory Put at $100 on 3/01/11) (e)	500,000	509,375

Total Variable Rate Municipal Bonds (Cost $503,305)		509,375

Short-Term Investments (a) 4.1%
Municipal Bonds 1.4%
Guam 0.3%
Guam Government GO, 5.75%, Due 9/01/04	$150,000	$151,337
Puerto Rico 0.5%
Commonwealth of Puerto Rico GO, 5.30%, Due 7/01/04	10,000	10,062
Commonwealth of Puerto Rico Medical Services Administration COP, 3.50%, Due 12/01/04	245,000	245,274

		255,336
Wisconsin 0.6%
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding, 3.75%, Due 3/01/05	75,000	75,738
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project, Zero %, Due 11/01/04	65,000	63,927
Shorewood, Wisconsin Community Development Authority Tax Increment District Number 1 Community Development Lease Revenue Refunding, 4.20%, Due 12/01/04	40,000	40,626
Wauwatosa, Wisconsin Housing Authority Revenue Refunding - San Camillo Project, 2.40%, Due 8/01/04 (e)	150,000	149,830

		330,121

Total Municipal Bonds		736,794
Variable Rate Municipal Bonds 2.7%
Puerto Rico
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, 1.74%, 5/12/04 (i)	1,480,000	1,480,000

Total Short-Term Investments (Cost $2,214,005)		2,216,794

Total Investments in Securities (Cost $52,861,683) 98.8%		53,583,763
Other Assets and Liabilities, Net 1.2%		660,016

Net Assets 100.0%		$54,243,779

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
25 Ten-Year U.S. Treasury Notes	6/04	$(2,762,500)	$90,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	April 30, 2004 (Unaudited)

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	All or a portion of security is when-issued.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f)	Illiquid security.
(g)	Security whereby interest is being accrued or collected at a reduced rate.
(h)	Non-income producing security. In the case of debt a security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the fund halted accruing income.
(i)	Escrowed to maturity.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	—	Bond Anticipation Notes
BP	—	Basis Points
CDA	—	Commercial Development Authority
CDR	—	Commercial Development Revenue
COP	—	Certificates of Participation
DFA	—	Development Finance Authority
EDA	—	Economic Development Authority
EDC	—	Economic Development Corporation
EDFA	—	Economic Development Finance Authority
EDR	—	Economic Development Revenue
EFA	—	Educational Facilities Authority
EXTRAS	—	Extendable Rate Adjustable Securities
GO	—	General Obligation
HDA	—	Housing Development Authority
HDC	—	Housing Development Corporation
HFA	—	Housing Finance Authority
HFC	—	Housing Finance Corporation
IBA	—	Industrial Building Authority
IBR	—	Industrial Building Revenue
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDC	—	Industrial Development Corporation
IDFA	—	Industrial Development Finance Authority
IDR	—	Industrial Development Revenue
IFA	—	Investment Finance Authority
MERLOT	—	Municipal Exempt Receipt—Liquidity Optional Tender
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
PCFA	—	Pollution Control Financing Authority
PCR	—	Pollution Control Revenue
RAN	—	Revenue Anticipation Notes
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
TAN	—	Tax Anticipation Notes
TRAN	—	Tax and Revenue Anticipation Notes See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

(In Thousands, Except Per Share Amounts)

Strong Intermediate Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $38,027)	$38,137
Affiliated Issuers (Cost of $1,010)	1,010
Receivable for Securities Sold	1,562
Interest and Dividends Receivable	580
Other Assets	34

Total Assets	41,323

Liabilities:
Payable for Securities Purchased	597
Payable for Fund Shares Redeemed	7
Dividends Payable	129
Variation Margin Payable	10
Accrued Operating Expenses and Other Liabilities	13

Total Liabilities	756

Net Assets	$40,567

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$39,554
Undistributed Net Realized Gain (Loss)	876
Net Unrealized Appreciation (Depreciation)	137

Net Assets	$40,567

Capital Shares Outstanding (Unlimited Number Authorized)	3,775

Net Asset Value Per Share	$10.75

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)

	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $190,334 and $152,203, respectively)	$177,632	$149,559
Affiliated Issuers (Cost of $3,005 and $30, respectively)	3,005	30
Receivable for Securities Sold	3,406	—
Receivable for Fund Shares Sold	—	59
Interest and Dividends Receivable	2,858	2,541
Other Assets	40	50

Total Assets	186,941	152,239

Liabilities:
Payable for Securities Purchased	1,997	—
Payable for Fund Shares Redeemed	206	164
Dividends Payable	774	555
Variation Margin Payable	35	7
Accrued Operating Expenses and Other Liabilities	79	24

Total Liabilities	3,091	750

Net Assets	$183,850	$151,489

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$213,357	$163,679
Undistributed Net Investment Income (Loss)	509	—
Undistributed Net Realized Gain (Loss)	(17,371)	(9,611)
Net Unrealized Appreciation (Depreciation)	(12,645)	(2,579)

Net Assets	$183,850	$151,489

Capital Shares Outstanding (Unlimited Number Authorized)	20,681	16,180
Net Asset Value Per Share	$8.89	$9.36

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2004 (Unaudited)

	(In Thousands, Except As Noted)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Assets:
Investments in Securities, at Value (Cost of $4,907, $507,574 and $52,862, respectively)	$4,902	$504,558	$53,584
Receivable for Securities Sold	98	586	99
Receivable for Fund Shares Sold	—	344	1
Interest and Dividends Receivable	71	7,100	855
Other Assets	29	252	23

Total Assets	5,100	512,840	54,562

Liabilities:
Payable for Securities Purchased	98	9,770	—
Payable for Fund Shares Redeemed	—	207	82
Dividends Payable	18	1,350	206
Variation Margin Payable	1	83	8
Accrued Operating Expenses and Other Liabilities	11	90	22

Total Liabilities	128	11,500	318

Net Assets	$4,972	$501,340	$54,244

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$4,977	$504,644	$52,838
Undistributed Net Investment Income (Loss)	—	48	—
Undistributed Net Realized Gain (Loss)	(8)	(1,154)	594
Net Unrealized Appreciation (Depreciation)	3	(2,198)	812

Net Assets	$4,972	$501,340	$54,244

Investor Class ($ and shares in full)
Net Assets	$4,359,140	$497,361,555	$51,803,831
Capital Shares Outstanding (Unlimited Number Authorized)	427,154	50,865,208	4,911,825

Net Asset Value Per Share	$10.21	$9.78	$10.55

Class C ($ and shares in full)
Net Assets	$612,947	$3,978,602	$2,439,948
Capital Shares Outstanding (Unlimited Number Authorized)	60,061	407,235	231,347

Net Asset Value Per Share	$10.21	$9.77	$10.55

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended April 30, 2004 (Unaudited)

(In Thousands)

Strong Intermediate Municipal Bond Fund
Income:
Interest	$871
Dividends – Affiliated Issuers	7

Total Income	878

Expenses:
Investment Advisory Fees	81
Administrative Fees	61
Custodian Fees	5
Shareholder Servicing Costs	20
12b-1 Fees	55
Other	28

Total Expenses before Expense Offsets	250
Expense Offsets (Note 4)	(141)

Expenses, Net	109

Net Investment Income (Loss)	769

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	745
Futures Contracts	122
Swaps	4

Net Realized Gain (Loss)	871
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(802)
Futures Contracts	31

Net Change in Unrealized Appreciation/Depreciation	(771)

Net Gain (Loss) on Investments	100

Net Increase (Decrease) in Net Assets Resulting from Operations	$869

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Income:
Interest	$5,650	$3,764
Dividends – Affiliated Issuers	27	17

Total Income	5,677	3,781

Expenses:
Investment Advisory Fees	344	274
Administrative Fees	275	219
Custodian Fees	12	7
Shareholder Servicing Costs	105	29
Other	104	58

Total Expenses before Expense Offsets	840	587
Expense Offsets (Note 4)	(20)	(14)

Expenses, Net	820	573

Net Investment Income (Loss)	4,857	3,208

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	5,134	289
Futures Contracts	396	48
Swaps	21	6

Net Realized Gain (Loss)	5,551	343
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(5,851)	(1,095)
Futures Contracts	57	66

Net Change in Unrealized Appreciation/Depreciation	(5,794)	(1,029)

Net Gain (Loss) on Investments	(243)	(686)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,614	$2,522

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended April 30, 2004 (Unaudited)

	(In Thousands)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Income:
Interest	$106	$10,157	$1,377
Dividends – Affiliated Issuers	—	36	—

Total Income	106	10,193	1,377

Expenses (Note 4):
Investment Advisory Fees	10	686	115
Administrative Fees	7	768	87
Custodian Fees	2	24	5
Shareholder Servicing Costs	4	183	30
12b-1 Fees	9	17	87
Professional Fees	7	64	14
Federal and State Registration Fees	16	33	19
Other	4	127	13

Total Expenses before Expense Offsets	59	1,902	370
Expense Offsets	(59)	(60)	(232)

Expenses, Net	—	1,842	138

Net Investment Income (Loss)	106	8,351	1,239

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	9	3,753	662
Futures Contracts	8	(610)	(50)
Swaps	—	20	—

Net Realized Gain (Loss)	17	3,163	612
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(27)	(6,833)	(1,136)
Futures Contracts	7	817	90

Net Change in Unrealized Appreciation/Depreciation	(20)	(6,016)	(1,046)

Net Gain (Loss) on Investments	(3)	(2,853)	(434)

Net Increase (Decrease) in Net Assets Resulting from Operations	$103	$5,498	$805

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Intermediate Municipal Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$769	$1,628
Net Realized Gain (Loss)	871	264
Net Change in Unrealized Appreciation/Depreciation	(771)	603

Net Increase (Decrease) in Net Assets Resulting from Operations	869	2,495
Distributions:
From Net Investment Income	(769)	(1,628)
From Net Realized Gains	(190)	—

Total Distributions	(959)	(1,628)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,233)	16,369

Total Increase (Decrease) in Net Assets	(10,323)	17,236
Net Assets:
Beginning of Period	50,890	33,654

End of Period	$40,567	$50,890

Undistributed Net Investment Income (Loss)	$—	$—

	(In Thousands)

	Strong Municipal Bond Fund		Strong Short-Term High Yield Municipal Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$4,857	$10,076	$3,208	$6,413
Net Realized Gain (Loss)	5,551	(2,808)	343	(1,447)
Net Change in Unrealized Appreciation/Depreciation	(5,794)	7,268	(1,029)	1,834

Net Increase (Decrease) in Net Assets Resulting from Operations	4,614	14,536	2,522	6,800
Distributions From Net Investment Income	(4,348)	(10,316)	(3,208)	(6,413)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	(25,568)	(38,357)	(6,993)	34,372

Total Increase (Decrease) in Net Assets	(25,302)	(34,137)	(7,679)	34,759
Net Assets:
Beginning of Period	209,152	243,289	159,168	124,409

End of Period	$183,850	$209,152	$151,489	$159,168

Undistributed Net Investment Income (Loss)	$509	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Minnesota Tax-Free Fund		Strong Short-Term Municipal Bond Fund		Strong Wisconsin Tax-Free Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)	(Note 1)	(Unaudited)	(Note 1)	(Unaudited)	(Note 1)
Operations:
Net Investment Income (Loss)	$106	$114	$8,351	$22,197	$1,239	$3,051
Net Realized Gain (Loss)	17	(25)	3,163	(901)	612	277
Net Change in Unrealized Appreciation/ Depreciation	(20)	23	(6,016)	8,111	(1,046)	324

Net Increase (Decrease) in Net Assets Resulting from Operations	103	112	5,498	29,407	805	3,652
Distributions:
From Net Investment Income:
Investor Class	(92)	(98)	(8,272)	(22,255)	(1,200)	(3,016)
Class C	(14)	(16)	(31)	(23)	(39)	(35)
From Net Realized Gains:
Investor Class	—	—	—	—	(262)	—
Class C	—	—	—	—	(11)	—

Total Distributions	(106)	(114)	(8,303)	(22,278)	(1,512)	(3,051)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(592)	5,569	(143,048)	47,068	(15,247)	4,120

Total Increase (Decrease) in Net Assets	(595)	5,567	(145,853)	54,197	(15,954)	4,721
Net Assets:
Beginning of Period	5,567	—	647,193	592,996	70,198	65,477

End of Period	$4,972	$5,567	$501,340	$647,193	$54,244	$70,198

Undistributed Net Investment
Income (Loss)	$—	$—	$48	$—	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.78	$10.48	$10.25	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.41	0.45	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.02	0.30	0.26	0.25

Total from Investment Operations	0.21	0.71	0.71	0.36
Less Distributions:
From Net Investment Income(d)	(0.19)	(0.41)	(0.45)	(0.11)
From Net Realized Gains	(0.05)	—	(0.03)	—

Total Distributions	(0.24)	(0.41)	(0.48)	(0.11)

Net Asset Value, End of Period	$10.75	$10.78	$10.48	$10.25

Ratios and Supplemental Data
Total Return	+1.96%	+6.84%	+7.10%	+3.60%
Net Assets, End of Period (In Millions)	$41	$51	$34	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.2%	1.4%	4.5	%*
Ratio of Expenses to Average Net Assets	0.5%*	0.4%	0.1%	0.0	%*(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.5%*	3.8%	4.2%	4.3	%*
Portfolio Turnover Rate	51.4%	190.0%	225.2%	114.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from July 31, 2001 (commencement of class) to October 31, 2001.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MUNICIPAL BOND FUND

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Aug. 31, 2000	Aug. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.89	$8.73	$8.89	$8.58	$8.78	$9.37	$9.96
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.39	0.37	0.41	0.08	0.50	0.51
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.17	(0.16)	0.31	(0.20)	(0.59)	(0.59)

Total from Investment Operations	0.20	0.56	0.21	0.72	(0.12)	(0.09)	(0.08)
Less Distributions:
From Net Investment Income(d)	(0.20)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)	(0.51)

Total Distributions	(0.20)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)	(0.51)

Net Asset Value, End of Period	$8.89	$8.89	$8.73	$8.89	$8.58	$8.78	$9.37

Ratios and Supplemental Data
Total Return	+2.25%	+6.52%	+2.44%	+8.62%	–1.41%	–0.86%	–0.97%
Net Assets, End of Period (In Millions)	$184	$209	$243	$261	$259	$274	$370
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%*	0.8%	1.1%	1.0%	0.8%*	0.8%	0.7%
Ratio of Expenses to Average Net Assets	0.8%*	0.8%	1.1%	0.9%	0.8%*	0.8%	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.9%*	4.4%	4.2%	4.8%	5.2%*	5.6%	5.1%
Portfolio Turnover Rate	49.2%	120.7%	95.1%	118.3%	7.2%	19.2%	22.4%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Aug. 31, 2000	Aug. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.40	$9.38	$9.56	$9.58	$9.60	$9.99	$10.17
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.43	0.44	0.50	0.08	0.51	0.50
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.02	(0.18)	(0.02)	(0.02)	(0.39)	(0.18)

Total from Investment Operations	0.15	0.45	0.26	0.48	0.06	0.12	0.32
Less Distributions:
From Net Investment Income(d)	(0.19)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)	(0.50)

Total Distributions	(0.19)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)	(0.50)

Net Asset Value, End of Period	$9.36	$9.40	$9.38	$9.56	$9.58	$9.60	$9.99

Ratios and Supplemental Data
Total Return	+1.65%	+4.89%	+2.78%	+5.05%	+0.65%	+1.25%	+3.18%
Net Assets, End of Period (In Millions)	$151	$159	$124	$139	$133	$140	$182
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%*	0.7%	0.8%	0.8%	0.7%*	0.7%	0.7%
Ratio of Expenses to Average Net Assets	0.7%*	0.7%	0.8%	0.7%	0.7%*	0.6%	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%*	4.6%	4.7%	5.1%	5.1%*	5.2%	4.9%
Portfolio Turnover Rate	29.2%	58.8%	68.9%	62.8%	6.0%	27.9%	22.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from August to October.
(d)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MINNESOTA TAX-FREE FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.31
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.23

Total from Investment Operations	0.19	0.54
Less Distributions:
From Net Investment Income(d)	(0.21)	(0.31)

Total Distributions	(0.21)	(0.31)

Net Asset Value, End of Period	$10.21	$10.23

Ratios and Supplemental Data
Total Return	+1.88%	+5.41%
Net Assets, End of Period (In Millions)	$4	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%*	3.4%*
Ratio of Expenses to Average Net Assets	0.0%*	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%*	3.6%*
Portfolio Turnover Rate(e)	19.1%	54.5%

STRONG MINNESOTA TAX-FREE FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.31
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.23

Total from Investment Operations	0.19	0.54
Less Distributions:
From Net Investment Income(d)	(0.21)	(0.31)

Total Distributions	(0.21)	(0.31)

Net Asset Value, End of Period	$10.21	$10.23

Ratios and Supplemental Data
Total Return	+1.87%	+5.41%
Net Assets, End of Period (In Millions)	$1	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0%*	4.4%*
Ratio of Expenses to Average Net Assets	0.0%*	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%*	3.6%*
Portfolio Turnover Rate(e)	19.1%	54.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM MUNICIPAL BOND FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)	Aug. 31, 2000	Aug. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.72	$9.78	$9.62	$9.64	$9.76	$9.95
Income From Investment Operations:
Net Investment Income (Loss)	0.15	0.35	0.40	0.44	0.08	0.46	0.47
Net Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.11	(0.06)	0.16	(0.02)	(0.12)	(0.19)

Total from Investment Operations	0.10	0.46	0.34	0.60	0.06	0.34	0.28
Less Distributions:
From Net Investment Income(d)	(0.15)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)	(0.47)

Total Distributions	(0.15)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)	(0.47)

Net Asset Value, End of Period	$9.78	$9.83	$9.72	$9.78	$9.62	$9.64	$9.76

Ratios and Supplemental Data
Total Return	+1.02%	+4.82%	+3.52%	+6.38%	+0.61%	+3.61%	+2.79%
Net Assets, End of Period (In Millions)	$497	$644	$593	$505	$317	$307	$325
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%*	0.6%	0.6%	0.6%	0.6%*	0.6%	0.6%
Ratio of Expenses to Average Net Assets	0.7%*	0.6%	0.6%	0.6%	0.6%*	0.6%	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1%*	3.6%	4.1%	4.5%	4.9%*	4.8%	4.7%
Portfolio Turnover Rate(f)	29.4%	83.7%	68.2%	73.7%	8.9%	48.6%	22.7%

STRONG SHORT-TERM MUNICIPAL BOND FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.79
Income From Investment Operations:
Net Investment Income (Loss)	0.09	0.16
Net Realized and Unrealized Gains (Losses) on Investments	(0.06)	0.04

Total from Investment Operations	0.03	0.20
Less Distributions:
From Net Investment Income(d)	(0.09)	(0.16)

Total Distributions	(0.09)	(0.16)

Net Asset Value, End of Period	$9.77	$9.83

Ratios and Supplemental Data
Total Return	+0.33%	+2.10%
Net Assets, End of Period (In Millions)	$4	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%*	1.9%*
Ratio of Expenses to Average Net Assets	1.8%*	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%*	2.0%*
Portfolio Turnover Rate(f)	29.4%	83.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from August to October.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	For the period from January 31, 2003 (commencement of class) to October 31, 2003.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG WISCONSIN TAX-FREE FUND — INVESTOR CLASS

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$10.56	$10.36	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.44	0.48	0.27
Net Realized and Unrealized Gains (Losses) on Investments	(0.09)	0.13	0.21	0.36

Total from Investment Operations	0.13	0.57	0.69	0.63
Less Distributions:
From Net Investment Income(d)	(0.22)	(0.44)	(0.48)	(0.27)
From Net Realized Gains	(0.05)	—	(0.01)	—

Total Distributions	(0.27)	(0.44)	(0.49)	(0.27)

Net Asset Value, End of Period	$10.55	$10.69	$10.56	$10.36

Ratios and Supplemental Data
Total Return	+1.16%	+5.45%	+6.80%	+6.36%
Net Assets, End of Period (In Millions)	$52	$67	$65	$28
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.1%	1.1%	1.9	%*
Ratio of Expenses to Average Net Assets	0.4%*	0.3%	0.1%	0.0	%*(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.0%*	4.1%	4.5%	4.7	%*
Portfolio Turnover Rate(g)	10.4%	54.2%	95.3%	53.8%

STRONG WISCONSIN TAX-FREE FUND — CLASS C

	Period Ended
	April 30, 2004(b)	Oct. 31, 2003(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$10.60
Income From Investment Operations:
Net Investment Income (Loss)	0.16	0.26
Net Realized and Unrealized Gains (Losses) on Investments	(0.09)	0.09

Total from Investment Operations	0.07	0.35
Less Distributions:
From Net Investment Income(d)	(0.16)	(0.26)
From Net Realized Gains	(0.05)	—

Total Distributions	(0.21)	(0.26)

Net Asset Value, End of Period	$10.55	$10.69

Ratios and Supplemental Data
Total Return	+0.60%	+3.28%
Net Assets, End of Period (In Millions)	$2	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%*	2.1%*
Ratio of Expenses to Average Net Assets	1.5%*	1.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%*	2.7%*
Portfolio Turnover Rate(g)	10.4%	54.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended April 30, 2004 (unaudited).
(c)	For the period from April 6, 2001 (commencement of class) to October 31, 2001.
(d)	Tax-exempt for regular federal income tax purposes.
(e)	Amount calculated is less than 0.05%.
(f)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the Strong Municipal Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Intermediate Municipal Bond Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Municipal Bond Fund (a series fund of Strong Municipal Bond Fund, Inc.)

•	Strong Short-Term High Yield Municipal Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Minnesota Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Short-Term Municipal Bond Fund (a series fund of Strong Short-Term Municipal Bond Fund, Inc.)

•	Strong Wisconsin Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund, and Strong Short-Term High Yield Municipal Fund offer Investor Class shares. Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund offer Investor Class and Class C shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses, and sales charges, if any. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Class C shares are available only through financial professionals.

Effective December 26, 2002, Strong Minnesota Tax-Free Fund commenced operations and offered Investor Class and Class C shares (Public launch date of December 27, 2002).

Effective December 26, 2002, Strong Wisconsin Tax-Free Fund issued an additional class of shares: Class C shares (Public launch date of December 27, 2002).

Effective January 31, 2003, Strong Short-Term Municipal Bond Fund issued an additional class of shares: Class C shares (Public launch date of February 3, 2003).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers, and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity the Funds’ net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Funds’ investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect the Funds from adverse movements in securities’ prices or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid securities equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(H)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(I)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(J)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

3.	Related Party Transactions

Strong Capital Management, Inc. (the “Advisor”) provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administration Fees
	Advisory Fees		Investor Class	Class C
Strong Intermediate Municipal Bond Fund	0.37	%(1)	0.28%	*
Strong Municipal Bond Fund	0.35	%(2)	0.28%	*
Strong Short-Term High Yield Municipal Fund	0.35	%(2)	0.28%	*
Strong Minnesota Tax-Free Fund	0.37	%(1)	0.28%	0.28%
Strong Short-Term Municipal Bond Fund	0.25	%(3)	0.28%	0.28%
Strong Wisconsin Tax-Free Fund	0.37	%(1)	0.28%	0.28%

*	Does not offer share class.
(1)	The investment advisory fees are 0.37% for assets under $4 billion, 0.345% for the next $2 billion assets, and 0.32% for assets $6 billion and above.
(2)	The investment advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.
(3)	The investment advisory fees are 0.25% for assets under $4 billion, 0.225% for the next $2 billion assets, and 0.20% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds’ Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Class C shares of the Strong Minnesota Tax-Free Fund and the Investor Class shares of the Strong Wisconsin Tax-Free Fund until March 1, 2005, to keep total annual operating expenses at no more than 2.50% and 0.75%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for Class C shares are paid at an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund have adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Investor Class and Class C shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares (except for the Strong Short-Term Municipal Bond Fund) and 1.00% of the average daily net assets of the Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s shares. See Note 4.

The Class C shares of the Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund have a 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. For the six months ended April 30, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares as follows: Strong Minnesota Tax-Free Fund $2,125, Strong Short-Term Municipal Bond Fund $18, and Strong Wisconsin Tax-Free Fund $2,956. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at April 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Intermediate Municipal Bond Fund	$2,737	$20,280	$800	$1,136
Strong Municipal Bond Fund	29,322	104,855	966	4,498
Strong Short-Term High Yield Municipal Fund	4,923	29,534	378	3,024
Strong Minnesota Tax-Free Fund	(161)	3,987	55	443
Strong Short-Term Municipal Bond Fund	38,602	183,076	1,909	12,590
Strong Wisconsin Tax-Free Fund	4,743	30,087	469	1,633

4.	Expenses and Expense Offsets

For the six months ended April 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Minnesota Tax-Free Fund
Investor Class	$6,305	$3,180	$2,270	$5,629	$122
Class C	980	714	544	3,502	27
Strong Short-Term Municipal Bond Fund
Investor Class	763,227	179,245	43,894	—	2,391
Class C	4,650	3,333	641	16,608	16
Strong Wisconsin Tax-Free Fund
Investor Class	82,998	26,911	7,431	74,105	906
Class C	3,710	2,731	343	13,251	9

For the six months ended April 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Intermediate Municipal Bond Fund	$(141,260)	$—	$(72)
Strong Municipal Bond Fund	(19,660)	—	(289)
Strong Short-Term High Yield Municipal Fund	(13,933)	—	(226)
Strong Minnesota Tax-Free Fund
Investor Class	(17,505)	—	—
Class C	(5,767)	—	—
Fund Level	(35,344)	—	(15)
Strong Short-Term Municipal Bond Fund
Investor Class	(4,769)	—	—
Class C	(39)	—	—
Fund Level	(53,606)	—	(1,445)
Strong Wisconsin Tax-Free Fund
Investor Class	(192,563)	—	—
Class C	(5,507)	—	—
Fund Level	(34,319)	—	(43)

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the six months ended April 30, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Intermediate Municipal Bond Fund	$—	$21,551,421	$—	$33,538,577
Strong Municipal Bond Fund	—	93,254,579	—	117,588,585
Strong Short-Term High Yield Municipal Fund	—	43,125,870	—	45,338,398
Strong Minnesota Tax-Free Fund	—	928,916	—	1,638,149
Strong Short-Term Municipal Bond Fund	—	135,491,534	—	211,654,415
Strong Wisconsin Tax-Free Fund	—	6,184,588	—	23,013,414

There were no purchases or sales of long-term U.S. government securities for the six months ended April 30, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of April 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Intermediate Municipal Bond Fund	$39,037,047	$462,407	$(352,123)	$110,284
Strong Municipal Bond Fund	193,365,740	3,738,225	(16,466,933)	(12,728,708)
Strong Short-Term High Yield Municipal Fund	152,233,394	1,974,516	(4,619,201)	(2,644,685)
Strong Minnesota Tax-Free Fund	4,906,563	27,456	(31,767)	(4,311)
Strong Short-Term Municipal Bond Fund	507,583,847	5,045,905	(8,071,332)	(3,025,427)
Strong Wisconsin Tax-Free Fund	52,869,543	973,144	(258,924)	714,220

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

Net Capital Loss Carryovers
Strong Municipal Bond Fund	$(22,676,651)
Strong Short-Term High Yield Municipal Fund	(9,930,406)
Strong Minnesota Tax-Free Fund	(24,594)
Strong Short-Term Municipal Bond Fund	(4,281,093)

Net capital loss carryovers of $1,522,953 and $551,953 for Strong Municipal Bond Fund and Strong Short-Term Municipal Bond Fund, respectively, are scheduled to expire in 2004.

8.	Capital Share Transactions

	Strong Intermediate Municipal Bond Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$9,374,129	$59,984,745
Proceeds from Reinvestment of Distributions	746,888	1,179,772
Payment for Shares Redeemed	(20,354,049)	(44,795,899)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(10,233,032)	$16,368,618

Transactions in Shares of the Fund Were as Follows:
Sold	858,532	5,607,204
Issued in Reinvestment of Distributions	68,708	110,719
Redeemed	(1,872,503)	(4,210,524)

Net Increase (Decrease) in Shares of the Fund	(945,263)	1,507,399

	Strong Municipal Bond Fund		Strong Short-Term High Yield Municipal Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31,2003	Six Months Ended April 30,2004	Year Ended Oct. 31,2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
Proceeds from Shares Sold	$16,929,975	$97,782,999	$33,542,462	$77,993,755
Proceeds from Reinvestment of Distributions	3,553,599	7,781,816	2,546,859	5,563,481
Payment for Shares Redeemed	(46,051,688)	(143,922,313)	(43,081,888)	(49,185,648)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(25,568,114)	$(38,357,498)	$(6,992,567)	$34,371,588

Transactions in Shares of Each Class of the Funds Were as Follows:
Sold	1,868,240	11,107,578	3,555,687	8,297,820
Issued in Reinvestment of Distributions	394,499	883,342	270,001	592,165
Redeemed	(5,120,427)	(16,333,929)	(4,570,448)	(5,234,541)

Net Increase (Decrease) in Shares of the Fund	(2,857,688)	(4,343,009)	(744,760)	3,655,444

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

	Strong Minnesota Tax-Free Fund		Strong Short-Term Municipal Bond Fund
	Six Months Ended April 30, 2004	Period Ended Oct. 31, 2003	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)	(Note 1)	(Unaudited)	(Note 1)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$1,311,774	$6,556,049	$92,682,805	$301,519,889
Proceeds from Reinvestment of Distributions	88,785	76,464	6,502,135	17,080,163
Payment for Shares Redeemed	(1,837,977)	(1,822,310)	(243,365,534)	(274,395,696)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(437,418)	4,810,203	(144,180,594)	44,204,356

CLASS C
Proceeds from Shares Sold	42,410	1,002,646	1,149,146	3,062,810
Proceeds from Reinvestment of Distributions	13,087	10,600	6,643	1,660
Payment for Shares Redeemed	(210,461)	(254,326)	(23,223)	(201,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(154,964)	758,920	1,132,566	2,863,290

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(592,382)	$5,569,123	$(143,048,028)	$47,067,646

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	126,536	640,569	9,409,636	30,734,752
Issued in Reinvestment of Distributions	8,564	7,481	660,620	1,742,894
Redeemed	(177,381)	(178,615)	(24,724,596)	(27,970,101)

Net Increase (Decrease) in Shares	(42,281)	469,435	(14,654,340)	4,507,545

CLASS C
Sold	4,106	98,933	116,901	312,295
Issued in Reinvestment of Distributions	1,262	1,038	675	169
Redeemed	(20,278)	(25,000)	(2,355)	(20,450)

Net Increase (Decrease) in Shares	(14,910)	74,971	115,221	292,014

	Strong Wisconsin Tax-Free Fund
	Six Months Ended April 30, 2004	Year Ended Oct. 31, 2003
	(Unaudited)	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$8,374,322	$50,656,937
Proceeds from Reinvestment of Distributions	1,310,727	2,736,103
Payment for Shares Redeemed	(24,702,715)	(51,988,292)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,017,666)	1,404,748

CLASS C
Proceeds from Shares Sold	63,300	3,110,102
Proceeds from Reinvestment of Distributions	43,107	22,068
Payment for Shares Redeemed	(336,184)	(416,743)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(229,777)	2,715,427

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(15,247,443)	$4,120,175

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	777,025	4,733,404
Issued in Reinvestment of Distributions	121,866	256,565
Redeemed	(2,300,219)	(4,877,851)

Net Increase (Decrease) in Shares	(1,401,328)	112,118

CLASS C
Sold	5,862	289,187
Issued in Reinvestment of Distributions	4,009	2,063
Redeemed	(31,439)	(38,335)

Net Increase (Decrease) in Shares	(21,568)	252,915

NOTES TO FINANCIAL STATEMENTS (continued)

April 30, 2004 (Unaudited)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2004	Value April 30, 2004	Investment Income Nov. 1, 2003 - April 30, 2004
Strong Intermediate Municipal Bond Fund
Strong Tax-Free Money Fund	160,000	21,315,000	20,465,000	1,010,000	$1,010,000	$7,112

Strong Municipal Bond Fund
Strong Tax-Free Money Fund	7,070,000	72,925,000	76,990,000	3,005,000	3,005,000	26,625

Strong Short-Term High Yield Municipal Fund
Strong Tax-Free Money Fund	7,040,000	54,285,000	61,295,000	30,000	30,000	17,450

Strong Short-Term Municipal Bond Fund
Strong Tax-Free Money Fund	25,895,000	144,540,000	170,435,000	—	—	35,598

10.	Legal Proceedings

On August 28, 2002, Strong Municipal Bond Fund, Inc. (“Fund”) obtained a judgment order against certain defendants in Oklahoma federal district court awarding a rescission claim to the Fund for approximately $10,465,000, attorney fees and expenses of approximately $686,000, and statutory interest on certain municipal bonds purchased by the Fund in 1998. The defendants have appealed the judgment and posted liquid investments equal to 102% of the judgment in favor of the Fund during the pendency of the appeal. Until a final, non-appealable judgment is obtained by the Fund, the Fund considers it speculative to place any specific value on this judgment, and has not recorded this contingent receivable of the Fund. Therefore, the judgment award has not been used in calculating net asset value of the Fund.

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) each Fund’s fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants (“Actions”) in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL has ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions, and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Subsequent Event

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The transaction, which is anticipated to close in the first quarter of 2005, is subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT44315 06-04

SMUNI/WH2160 04-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Short-Term Municipal Bond Fund, Inc., on behalf of the Strong Short-Term Municipal Bond Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: June 30, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: June 30, 2004